UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Check the appropriate box:

Preliminary Proxy Statement

Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

Definitive Proxy Statement

Definitive Additional Materials

Soliciting Material Pursuant to §240.14a-12

AXS-ONE INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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AXS-ONE INC.
301 Route 17 North
Rutherford, New Jersey 07070

 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

MAY 24, 2006

TO OUR STOCKHOLDERS:

The annual meeting of stockholders of AXS-One Inc. will be held at the Renaissance Meadowlands Hotel, 801 Rutherford Avenue, Rutherford, NJ 07070, telephone number (201) 231-3100 on Wednesday, May 24, 2006, at 9:00 A.M. for the following purposes:

(1)	To elect eight directors to serve until the next annual meeting or until their respective successors shall have been duly elected and qualified;

(2)	To approve an amendment to the 2005 Stock Incentive Plan;

(3)	To ratify the appointment of Amper, Politziner & Mattia P.C. as our independent registered public accounting firm for 2006; and

(4)	To transact such other business as may properly come before the annual meeting.

Only stockholders of record at the close of business on April 3, 2006 are entitled to notice of and to vote at the annual meeting. A list of stockholders eligible to vote at the meeting will be available for inspection at the meeting and for a period of ten days prior to the meeting during regular business hours at our corporate headquarters at the address above.

We urge you to read the enclosed proxy statement carefully so that you may be informed about the business to come before the annual meeting or any adjournment thereof. Whether or not you expect to attend the annual meeting, your proxy vote is important. To assure your representation at the annual meeting, please sign and date the enclosed proxy card and return it promptly in the enclosed envelope, which requires no additional postage if mailed in the United States. A copy of our annual report for the year 2005 is enclosed.

By Order of the Board of Directors,
WILLIAM P. LYONS Chief Executive Officer and Chairman of the Board

Rutherford, New Jersey
April 12, 2006

AXS-ONE INC.

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
MAY 24, 2006

AXS-One Inc. is providing this proxy statement to stockholders of record as of the close of business on April 3, 2006 in connection with the solicitation of proxies by our board of directors for use at the annual meeting of stockholders to be held on Wednesday, May 24, 2006 or at any adjournment of the annual meeting.

PROXIES AND VOTING PROCEDURES

Shares cannot be voted at the meeting unless the owner is present in person or by proxy. All properly executed and unrevoked proxies in the accompanying form that are received in time for the meeting will be voted at the meeting or any adjournment thereof in accordance with instructions on the proxy. If no instructions are given, each proxy received will be voted ‘‘FOR’’ the election of the named nominees as directors, ‘‘FOR’’ the amendment of the 2005 Stock Incentive Plan, ‘‘FOR’’ the ratification of our independent registered public accounting firm, and will be voted in accordance with the best judgment of the persons appointed as proxies with respect to other matters which properly come before the annual meeting. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the annual meeting. Abstentions will be counted as a vote ‘‘WITHHELD’’ with respect to election of directors, as a vote ‘‘AGAINST’’ the amendment of the 2005 Stock Incentive Plan, as a vote ‘‘AGAINST’’ the ratification of our independent public accountants, and will not be counted in tabulations of the votes cast on any other proposal that may be properly presented at the Annual Meeting, whereas broker non-votes will not be counted and therefore will not affect the vote with respect to any such proposal.

Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing written notice with our Secretary (AXS-One Inc., 301 Route 17 North, Rutherford, New Jersey 07070, Attention: Secretary), (ii) submitting a duly executed proxy bearing a later date, or (iii) by appearing at the annual meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the annual meeting and any adjournment thereof and will not be used for any other meeting.

Our annual report (which does not form a part of the proxy solicitation materials), including the annual report on Form 10-K with our financial statements for the fiscal year ended December 31, 2005, is being distributed concurrently to stockholders. We will bear the expense of this proxy solicitation. In addition to solicitation by mail, proxies may be solicited in person or by telephone or other means by our directors or employees without additional compensation. We will reimburse brokerage firms and other nominees, custodians and fiduciaries for costs incurred by them in mailing proxy materials to the beneficial owners of shares held of record by such persons.

The mailing address of our principal executive offices is 301 Route 17 North, Rutherford, New Jersey 07070. This proxy statement and the accompanying form of proxy are being mailed to our stockholders on or about April 13, 2006.

Unless we receive contrary instructions from one or more of the affected stockholders, only one copy of our annual report and this proxy statement is being delivered to multiple stockholders sharing the same address. We hereby undertake to promptly deliver a separate copy of this proxy statement and/or the annual report upon the written or oral request of any stockholder to whom the previous sentence applies. Any written or oral request should be made to our Secretary at the address set forth in the preceding paragraph or by telephone (201-935-3400). Stockholders sharing the same address and (a) currently receiving only one copy of the annual report and proxy statement but desiring multiple copies of these materials in the future, or (b) currently receiving multiple copies of the annual report and proxy statement but desiring only one copy of these materials in the future, should contact our Secretary as provided in the previous sentence.

VOTING SECURITIES

AXS-One Inc. has only one class of voting securities, our common stock, par value $0.01 per share. At the annual meeting, each stockholder of record at the close of business on April 3, 2006 will be entitled to one vote for each share of common stock owned on that date as to each matter presented at the annual meeting. On April 3, 2006 there were 34,731,152 shares of common stock outstanding. A list of stockholders eligible to vote at the annual meeting will be available for inspection at the annual meeting and for a period of ten days prior to the annual meeting during regular business hours at our principal executive offices at the address specified above.

PROPOSAL 1

ELECTION OF DIRECTORS

Our board of directors currently has eight members, all of whom are nominees for election. Unless otherwise directed, the persons appointed in the accompanying form of proxy intend to vote at the annual meeting for the election of the eight nominees named below as our directors to serve until the next annual meeting or until their successors are duly elected and qualified. If any nominee is unable to be a candidate when the election takes place, the shares represented by valid proxies will be voted in favor of the remaining nominees. The board of directors does not currently anticipate that any nominee will be unable to be a candidate for election.

The affirmative vote of a plurality of the shares of our outstanding common stock represented and voting at the annual meeting is required to elect the directors.

Nominees for Election as Directors

The following information describes the age, principal occupation or employment, other affiliations and business experience of each nominee during the last five years. Except as indicated, each of the nominees has had the same principal occupation for the last five years.

William P. Lyons, 61, joined AXS-One as President and Chief Executive Officer in April 2004 and was appointed Chairman of the Board on June 10, 2004. Prior to joining AXS-One, Mr. Lyons was President and Chief Executive Officer of Caminus Corporation, a publicly traded provider of integrated enterprise software applications to the global energy industry from July 2002 until April 2003 when it was sold to SunGard Data Systems, Inc. From April 2003 until April 2004, Mr. Lyons served as a consultant for various pre-public software companies on strategic issues. From January 2001 until July 2002, when it was sold to Rational Software, Mr. Lyons was President & Chief Executive Officer of NeuVis, a technology provider of N-tier application development software. From 1998 to 2001, Mr. Lyons was President and Chief Executive Officer of Finjan Software, a privately held vendor of security software solutions. Mr. Lyons also has been CEO of Park Place Systems, an object-oriented tools company and Ashton-Tate Inc., a PC database company. He also spent 18 years at IBM in a variety of sales and marketing positions most recently as VP Software for the PC division.

Anthony H. Bloom, 67, has been a director since June 2005. Mr. Bloom is an international investor now based in London. Prior to his relocation to London in July 1988, he lived in South Africa where he was the Chairman and Chief Executive Officer of The Premier Group, a multi-billion dollar conglomerate involved in agribusiness, retail and consumer products, and a member of the boards of directors of Barclays Bank, Liberty Life Assurance and South African Breweries. After moving to the United Kingdom in 1988 he served as a member of the board of directors of RIT Capital Partners plc, the publicly traded, London-based investment company chaired by Lord Rothschild, and as Deputy Chairman of Sketchley plc. He is currently a director of Xantrex Technology Inc., Cherokee International, Cortiva Inc., Rio Narcea Limited, and is Chairman of Cineworld UK.

Daniel H. Burch, 54, has been a director since October 1999. Mr. Burch is the Chairman of the Board, Chief Executive Officer and founder of MacKenzie Partners, Inc., a proxy solicitation and mergers and acquisitions firm.

Harold D. Copperman, 59, has been a director since September 2005. He is currently President and CEO of HDC Ventures, a management and investment group focusing on enterprise systems, software and services. From 1993 to 1999, Mr. Copperman served as Senior Vice President and Group Executive at Digital Equipment Corp. Mr. Copperman has also served as President and CEO of JWP Information Systems, President and COO of Commodore Computers, and Vice President and General Manager at Apple Computer. He also spent 20 years at IBM, where he held a variety of engineering, sales, marketing and executive management positions. Mr. Copperman is currently on the board of Epicor Software, Avocent Corporation, and Metastorm Inc.

Robert Migliorino, 56, has been a director since 1991. Since January 1, 2002, Mr. Migliorino has been a Managing Director and founding partner of W Capital Management LLC, a private equity investment firm. Prior to W Capital, he was a founding partner of the venture capital partnership Canaan Partners, which, through its affiliates, was, until early 2000, a principal stockholder of AXS-One. Prior to establishing Canaan Partners in 1987, he spent 15 years with General Electric Co. in their Drive Systems, Industrial Control, Power Delivery, Information Services and Venture Capital businesses.

Elias Typaldos, 55, a founder of AXS-One, was our Senior Vice President, Research and Development (1978 – 2002) and is currently our Executive Vice President, Technology (2002 – present). Mr. Typaldos has also been a director since our formation in 1978, and served as Chairman of the Board from March 1997 until June 2004.

Gennaro Vendome, 59, a founder of AXS-One, has been a director since our formation in 1978. Mr. Vendome served in various executive positions with AXS-One from 1978 until June 2005, including as Executive Vice President of Sales, Marketing and Consulting for North America from April 2002 until August 2004 and Executive Vice President of Business Development until June 2005. Mr. Vendome was our Treasurer from 1981 until 1991 and our Secretary from 1982 until 1991.

Allan Weingarten, 68, has been a director since October 2000. On December 31, 2003, Mr. Weingarten retired from Jacuzzi Brands, Inc. (formerly U.S. Industries, Inc.), a manufacturer of home and building products, where, since January 2001, he was the Senior Vice President and Chief Financial Officer. He continues his work as a private investor and independent business consultant that he began in 1995. He is also a director of Programmers Paradise, Inc.

Committees of the Board of Directors

The Audit Committee of the board of directors reviews, acts on and reports to the board of directors with respect to various auditing and accounting matters, including the selection of our independent registered public accounting firm, the scope of the annual audits, fees to be paid to the auditors, the performance of our independent registered public accounting firm and the accounting practices of the company. The Audit Committee met eight times during 2005.

The Audit Committee operates pursuant to a written charter adopted by our board of directors. The current version of this charter was attached as an appendix to our 2004 proxy statement. Messrs. Weingarten (Chairman), Burch and Copperman, the current members of the Audit Committee, are each independent for purposes of Section 121(A) of the listing standards of the American Stock Exchange. In addition, our board of directors has determined that the Audit Committee has at least one ‘‘audit committee financial expert,’’ Mr. Weingarten, as defined by the Securities and Exchange Commission, serving on the committee. Mr. Copperman joined the Audit Committee in October 2005 to replace William Vogel, who passed away in September 2005.

The Compensation Committee operates pursuant to a written charter adopted by our board of directors. The Compensation Committee of the board of directors determines the salaries and incentive compensation of our CEO and other officers and administers our equity plans. The Compensation Committee held three meetings during 2005 and acted eight times by unanimous written consent. Messrs. Migliorino (Chairman), Copperman and Weingarten are the members of the Compensation Committee and are each independent for purposes of Section 121(A) of the listing standards of the American Stock Exchange. Mr. Copperman and Mr. Weingarten joined the Compensation Committee in October 2005 to replace Edwin Brondo, who resigned from the board in June 2005.

The Nominating and Governance Committee recruits and nominates directors and develops and recommends to the board of directors the governance principles applicable to the company. The Nominating and Governance Committee operates pursuant to a written charter adopted by our board of directors. The Nominating and Governance Committee has established policies concerning the identification of candidates, including candidates recommended by stockholders; the evaluation of candidates; and the recommendation to the board of candidates for the board’s selection as director nominees. Messrs. Copperman (Chairman), Bloom and Weingarten are the members of the Nominating and Governance Committee and are each independent for purposes of Section 121(A) of the listing standards of the American Stock Exchange. The Nominating and Governance Committee met twice during 2005. Messrs. Copperman and Bloom joined the Nominating and Governance Committee in October 2005 to replace Edwin Brondo, who resigned from the Board in June 2005 and William Vogel, who passed away in September 2005.

The Nominating and Governance Committee’s process for identifying and evaluating nominees for director is to first consider whether the then current size of the board, and the qualifications of the incumbent directors, best serve the interests of the company. If the foregoing evaluation were to result in expected vacancies on the board, the committee would then, using the extensive business contacts of the members of the committee and of the other board members, seek out nominees with excellent decision-making ability, business experience, personal integrity and reputation. Stockholders may also provide candidates for directors. There are no specific minimum qualifications, nor specific qualities or skills, that the Nominating and Governance Committee believes that the nominees must possess. This process does not differ depending on whether the candidate has been proposed by a committee member or by a stockholder. In order to be considered by the Nominating and Governance Committee, a candidate for director proposed by a stockholder, including his or her qualifications, should be submitted in writing to the chair of the committee (currently Mr. Copperman), at least 180 days prior to the date of the previous year’s proxy statement relating to the annual meeting of stockholders.

Attendance at Board and Committee Meetings

During fiscal year 2005, the board of directors held thirteen meetings and acted twice by unanimous written consent. During fiscal year 2005, each incumbent director attended at least 75% of the number of meetings held of the board of directors and committees on which he served.

Compensation of Directors

Cash Compensation. Each non-employee director is paid an annual cash retainer of $20,000 plus per meeting fees of $2,000 for each regularly scheduled board meeting, $1,000 for each telephonic, special board meeting, $750 for each Audit Committee meeting and $500 for each other committee meeting attended by that non-employee director (no separate fees for any committee meeting will be paid when the committee meeting is on the same day as a board meeting). However, in July 2005, the directors agreed to waive their retainers and meeting fees for the second half of 2005, but continued to be reimbursed for out-of-pocket costs during that period. Effective January 1, 2006 the annual cash retainer for the Audit Committee chairman was increased to $25,000.

Stock Option Grants. Prior to 2006, each non-employee director first elected or appointed to the board of directors was granted an option for 40,000 shares of common stock on the date of his or her election or appointment to the board of directors. In addition, at each annual meeting of stockholders, each non-employee director with at least twelve months of service on the board of directors who continued to serve as a non-employee director following the meeting was granted an option for 10,000 shares of common stock. Each of these options had an exercise price equal to 100% of the fair market value of the common stock on the grant date, a maximum term of ten years, subject to earlier termination upon the optionee's cessation of board of director service, and vested in successive equal annual installments on the first four anniversaries of the date of grant. However, each outstanding option vests immediately upon (i) certain changes in the ownership or control of the Company or (ii) the death or disability of the optionee while serving on the board of directors. Pursuant to this option grant program, Messrs. Bloom and Copperman received options to purchase 40,000 shares of common stock on August 1, 2005 and September 23, 2005, respectively, upon joining the Board during 2005 and Messrs. Burch, Migliorino and Weingarten each received a 10,000 share option grant on May 25, 2005. The director option grant structure described above was voluntarily discontinued effective March 2006.

Restricted Stock Grants. Beginning in 2006, each non-employee director first elected or appointed to the board of directors will be granted 40,000 shares of restricted common stock on the date of his or her election or appointment to the board of directors. In addition, at each annual meeting of stockholders, each non-employee director with at least twelve months of service on the board of directors who continued to serve as a non-employee director following the meeting will be granted 10,000 shares of restricted common stock. Each grant of restricted stock will vest in successive equal annual installments on the first four anniversaries of the date of grant. However, each outstanding grant will vest immediately upon (i) certain changes in the ownership or control of the Company or (ii) the death or disability of the grantee while serving on the board of directors.

Procedure For Stockholders to Contact Board of Directors

Recognizing its role as the representative of our stockholders, the board of directors of AXS-One has adopted a process for stockholders to communicate directly with the board as a collective body or with individual director(s). Communications should be accompanied by sufficient evidence of the current stockholder status of the correspondent and should be addressed to the board of directors or to an individual director, c/o Secretary, AXS-One Inc., 301 Route 17 North, Rutherford, NJ 07070 Fax: 201-939-6955. The Secretary will forward all legitimate correspondence received (a) which is addressed to the board, to the chairman of the board, and (b) which is addressed to an individual director, to that director.

Director Attendance at Annual Stockholder Meetings

AXS-One does not have a policy regarding director attendance at annual meetings of stockholders. Each of the eight directors then in office attended the 2005 annual meeting.

The Board of Directors recommends that the stockholders vote FOR the nominees described in Proposal 1.

EXECUTIVE OFFICERS AND INFORMATION
REGARDING EXECUTIVE OFFICER COMPENSATION

Executive Officers

Our executive officers are as follows:

Name	Age	Position
William P. Lyons	61	Chairman of the Board and Chief Executive Officer
Elias Typaldos	55	Executive Vice President, Technology and Director
Joseph Dwyer	50	Executive Vice President, Chief Financial Officer, Treasurer and Secretary
Robert Milks	44	Senior Vice President – Sales, Americas

Information Concerning Executive Officers Who Are Not Directors

Joseph Dwyer joined AXS-One as Executive Vice President, Chief Financial Officer and Treasurer in December 2004. In 2004, prior to joining AXS-One, Mr. Dwyer served as Chief Financial Officer of Synergen, Inc., a company engaged in the development and marketing of enterprise asset management and mobile workforce software to utilities, municipalities and asset intensive industries. From 2001 to 2003, Mr. Dwyer served as Executive Vice President and Chief Financial Officer of Caminus Corporation, a publicly traded provider of integrated enterprise software applications to the global energy industry, and from 2000 to 2001 he served as Executive Vice President and Chief Financial Officer of ACTV, Inc., a publicly traded digital media company. Prior to ACTV, from 1994 to 2000, Mr. Dwyer served as Vice President of Finance and Senior Vice President of Finance for Winstar Communications, Inc., a publicly traded global telecommunications provider.

Robert Milks was promoted to Senior Vice President – Sales, Americas in January 2006. Mr. Milks joined the company in October 2005 as Regional Vice President of Eastern Sales. Mr. Milks brings over 20 years of experience building and managing multi-million dollar enterprise software sales organizations. Prior to joining AXS-One, Mr. Milks held executive sales management positions at both public and private software companies including BlueRoads Corporation, Selectica, Inc., Intertech Information Management, Inc., Shannon Data Systems, Inc. and MicroComputer Corp.

EXECUTIVE COMPENSATION

The following table sets forth the annual and long-term compensation earned for the three fiscal years ended December 31, 2005, by (i) our chief executive officer, (ii) the other most highly compensated executive officers, other than the CEO, whose total compensation during 2005 exceeded $100,000 and who were serving as executive officers as of December 31, 2005 and (iii) two former officers who served as executive officers of the Company during 2005 and whose total compensation during 2005 exceeded $100,000 (collectively referred to in this proxy statement as the ‘‘named executive officers’’):

SUMMARY COMPENSATION TABLE

		Annual Compensation					Long Term Compensation Awards
Name and Principal Position	Fiscal Year	Salary	Bonus	Other Annual Compensation			Restricted Stock Awards		Securities Underlying Options	All Other Compensation (a)
William P. Lyons	2005	$383,333	$0	$	(b	)	$0		0	$18,072
Chairman of the Board	2004	271,282	43,200		(b	)	0		900,000	17,721
and Chief Executive Officer (c)	2003	—	—		—		—		—

Joseph Dwyer	2005	240,545	50,000		(b	)	64,500	(e)	300,000	15,930
Executive Vice President and	2004	—	—		—		—		—	—
Chief Financial Officer (d)	2003	—	—		—		—		—	—

Elias Typaldos	2005	287,500	0		(b	)	0		0	19,895
Executive Vice President,	2004	300,000	29,534		(b	)	0		0	12,503
Technology and Director	2003	300,000	50,000		(b	)	0		0	13,277

Matthew Suffoletto	2005	239,583	12,500		(b	)	64,500	(e)	0	7.842
Senior Vice President, Sales and	2004	52,084	0		(b	)	0		300,000	1,906
Professional Services, North	2003	—	—		—		—		—	—
America (f)

Gennaro Vendome	2005	112,500	0		(b	)	0		0	32,966
Former Executive Vice President,	2004	225,000	0		52,809	(g)	0		0	9,650
Business Development (h)	2003	225,000	0		62,630	(g)	0		0	6,103

Richard Dym	2005	112,500	6,667		(b	)	64,500	(e)	0	77,657
Former Executive Vice President	2004	89,583	0		(b	)	0		200,000	2,657
and Chief Marketing Officer (i)	2003	—	—		—		—		—	—

(a)	Amounts shown for 2005 consist of, for Messrs. Lyons, Dwyer, Typaldos, Suffoletto, Vendome and Dym, matching contributions to the AXS-One 401(k) Plan (a tax qualified plan under

Internal Revenue Code section 401(k)) ($6,300, $6,300, $6,089, $6,036, $7,313 and $1,344, respectively), life and disability insurance premiums ($2,772, $630, $1,806, $1,806, $903 and $1,313, respectively) and automobile allowances ($9,000, $9,000, $12,000, $0, $6,000 and $0, respectively). Also reflects severance payments in the amount of $18,750 and $75,000 paid to Messrs. Vendome and Dym, respectively.

(b)	The amount of perquisites and other personal benefits is less than the lesser of $50,000 or 10% of the total salary and bonus reported.

(c)	Mr. Lyons joined AXS-One in April 2004.

(d)	Mr. Dwyer joined AXS-One in December 2004.

(e)	Represents the value of 25,000 shares of restricted AXS-One common stock issued to Messrs. Dwyer, Suffoletto and Dym, respectively. The foregoing grants vest five years from the date of grant and are subject to accelerated vesting upon achievement of certain revenue and profit margin targets for the 2005, 2006 and 2007 fiscal years (which were not achieved for 2005). Dollar values reflect the value of AXS-One common stock on the date of award. At December 31, 2005, Messrs. Dwyer, Suffoletto and Dym held an aggregate of 25,000, 25,000 and 0 shares, respectively, of restricted AXS-One common stock which had an aggregate value (calculated by multiplying such amounts by $1.75, the closing price of AXS-One common stock on December 30, 2005, the final trading day of the year) of $43,750, $43,750 and $0, respectively. Dividends, if any, are paid on restricted stock at the same rate as unrestricted AXS-One common stock.

(f)	Mr. Suffoletto joined AXS-One in October 2004 and his employment was terminated effective January 31, 2006.

(g)	Consists of commissions earned.

(h)	Mr. Vendome’s employment with AXS-One was terminated effective June 30, 2005.

(i)	Mr. Dym joined AXS-One in August 2004 and his employment was terminated effective June 30, 2005.

The following table provides information with respect to stock option grants made to the named executive officers during fiscal 2005. No stock appreciation rights were granted to any of the named executive officers during fiscal 2005. Generally, stock options under our equity plans become exercisable with respect to 25% of the shares on each of the first four annual anniversaries of the date of grant and, in certain cases, subject to acceleration upon change in control. In October 2005, we accelerated the vesting of all unvested ‘‘out of the money’’ stock options awarded to current employees and directors. As a condition of the acceleration, and to avoid any unintended personal benefits, we also imposed a holding period on the shares underlying the accelerated options. This requires all optionees to refrain from selling any shares acquired upon the exercise of the options until the earlier of the date the shares would have vested under the options’ original vesting terms or the date of the employee’s termination from the company. The foregoing resulted in the acceleration of the 300,000 share grant described in the table below.

The potential realizable value of the options in the table below is calculated based upon the term of the option at its time of grant, and by assuming that the aggregate exercise price appreciates at the indicated annual rate compounded annually for the entire term of the option, and that the option is exercised and sold on the last day of its term for the appreciated price. The hypothetical 5% and 10% assumed annual compound rates of stock price appreciation are mandated by the rules of the SEC and do not represent AXS-One’s estimates or projections of future common stock prices. There can be no assurance that the common stock will appreciate at any particular rate or at all.

OPTION GRANTS IN LAST FISCAL YEAR

Name	Number of Securities Underlying Options Granted	% of Total Options Granted to Employees in Fiscal Period (a)	Exercise Price($) (b)	Expiration Date	Net Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (c)
					5%($)	10%($)
William P. Lyons	0	—	—	—	—	—
Joseph Dwyer	300,000	34.8%	$2.58	Jan. 3, 2015	$486,764	$1,233,557
Elias Typaldos	0	—	—	—	—	—
Matthew Suffoletto	0	—	—	—	—	—
Gennaro Vendome	0	—	—	—	—	—
Richard Dym	0	—	—	—	—	—

(a)	Based on 861,000 options granted to all employees during fiscal 2005.

(b)	Options were granted at an exercise price equal to the fair market value of AXS-One’s common stock as of the date of grant.

The following table sets forth certain information with respect to the named executive officers regarding stock option holdings as of December 31, 2005 and stock options exercised during fiscal 2005.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

Name	Shares Acquired on Exercise(#)	Value Realized($)	Number of Securities Underlying Unexercised Options at Fiscal Year-End		Value of Unexercised in-the-Money Options at Fiscal Year-End(a)
			Exercisable	Unexercisable	Exercisable	Unexercisable
William P. Lyons	0	$—	900,000	0	$0	$—
Joseph Dwyer	0	—	300,000	0	0	—
Elias Typaldos	0	—	90,000	0	127,500	—
Matthew Suffoletto	0	—	300,000	0	0	—
Gennaro Vendome	54,000	76,500	0	0	0	—
Richard Dym	0	—	0	0	0	—

(a)	Based on the fair market value of AXS-One common stock using the closing selling price on the American Stock Exchange of $1.75 per share at December 30, 2005 (the final trading day of the year), less the exercise price payable for such shares.

The following table sets forth certain information with respect to securities authorized for issuance under equity compensation plans that were either previously approved by security holders or not previously approved by security holders as of December 31, 2005.

EQUITY COMPENSATION PLAN INFORMATION

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	6,244,713	$2.44	1,616,123
Equity compensation plans not approved by security holders	1,548,021	$2.94	—
Total	7,792,734	$2.54	1,616,123

The equity compensation plans not approved by the security holders relate to 1,423,021 warrants issued to private placement investors and 125,000 non-plan inducement options issued to Mr. Lyons.

Employment and Severance Agreements

William P. Lyons. We are party to an employment agreement with William P. Lyons dated April 21, 2004, pursuant to which he serves as our President and Chief Executive Officer. The agreement has no specific term and Mr. Lyons is employed on an ‘‘at will’’ basis. The agreement provides that Mr. Lyons receive an annual base salary of $400,000 per year, subject to annual review. He was also eligible for a target bonus in 2004 of $150,000 which was capped at $300,000 and is entitled to participate in a comparable bonus program during subsequent years. Mr. Lyons also is entitled to receive all benefits and perquisites as are routinely provided to other comparable senior executives of the company, including a car allowance of $750.00 per month. If, at any time, we terminate Mr. Lyons’ employment for any reason other than for good cause (as defined in the agreement) or Mr. Lyons terminates the agreement for good reason (as defined in the agreement), we will pay him a severance benefit equal to twelve months of his base salary payable in accordance with normal payroll practices and will continue to provide employee benefit coverage during the severance period. Mr. Lyons also agreed to certain non-competition and non-solicitation covenants during the severance period.

Joseph Dwyer. We are party to a letter agreement with Joseph Dwyer dated December 31, 2004, pursuant to which he serves as our Executive Vice President, Chief Financial Officer and Treasurer. The agreement has no specific term and Mr. Dwyer is employed on an ‘‘at will’’ basis. The letter agreement provides that Mr. Dwyer receive an annual base salary of $250,000 per year. He was also eligible for a target bonus in 2005 of $100,000 and is entitled to participate in a comparable bonus program during subsequent years. Mr. Dwyer also is entitled to receive all benefits and perquisites as are routinely provided to other comparable senior executives of the company. Mr. Dwyer received a $50,000 signing bonus as an inducement to accept employment with the company and is being reimbursed for the cost of his accommodations during the work week in New Jersey. He also receives an allowance of $750.00 per month for automobile expenses. If, at any time, we terminate Mr. Dwyer’s employment for any reason other than for cause (as defined in the agreement), we will pay him a severance benefit equal to three months of his base salary payable in six semi-monthly installments and will continue to provide employee benefit coverage during the severance period.

Elias Typaldos. We are party to an employment agreement with Elias Typaldos originally entered into in November 1991 and amended on December 31, 1994 and January 29, 1998, pursuant to which he serves as our Executive Vice President, Technology. The agreement renews automatically each calendar year unless either party notifies the other party in writing to the contrary. It provides that Mr. Typaldos receive an annual salary of $289,224 per year, subject to increase by the board of directors and entitles him to receive bonus payments at the discretion of the board of directors. If, at any time, we terminate Mr. Typaldos’ employment for any reason other than for cause, we will (i) pay him a severance benefit for two years equal to his base salary plus bonus paid in the prior calendar year, with these annualized amounts payable on the first business day or each calendar year, (ii) continue to provide employee benefit coverage for eighteen months, and (iii) pay his legal expenses in connection with termination. Mr. Typaldos also agreed to a non-competition covenant for the longer of one year following the term of his employment or the term during which he receives severance payments under the employment agreement.

Matthew Suffoletto. On February 9, 2006, we entered into an Agreement and General Release with Matthew Suffoletto, our former Senior Vice President, Sales & Professional Services, North America. Mr. Suffoletto's employment was terminated effective January 31, 2006. Pursuant to the release, Mr. Suffoletto is receiving severance in the amount of $62,500 payable at his present rate of base salary in accordance with our payroll practices. We also agreed to make COBRA payments on behalf of Mr. Suffoletto through April 30, 2006. Twenty-five thousand shares of restricted AXS-One common stock held by Mr. Suffoletto were cancelled. Mr. Suffoletto provided a general release of claims, including a release from claims arising out of his employment.

We were previously party to a letter agreement with Mr. Suffoletto dated October 5, 2004, pursuant to which he served as our Senior Vice President, Sales & Professional Services, North America. The letter agreement provided that Mr. Suffoletto receive an annual base salary of $250,000 per year. He was also eligible for a target bonus of $100,000. Mr. Suffoletto was also being reimbursed for commuting and accommodation expenses not to exceed $2,000 per month.

Gennaro Vendome. On October 18, 2005, we entered into an Agreement and General Release with Gennaro Vendome, our former Executive Vice President, Business Development. Mr. Vendome’s employment was terminated effective June 30, 2005 and the employment terms contained in his employment agreement dated January 1, 2003 were deemed terminated as of the date of the release although certain provisions of the employment agreement regarding ongoing covenants of Mr. Vendome remain in effect. Pursuant to the release, Mr. Vendome is receiving the following consideration: (i) $337,500 to be paid as a continuation of his prior salary payable in accordance with our ordinary payroll practices; (ii) payment of Mr. Vendome’s COBRA coverage premiums until December 31, 2006; and (iii) Mr. Vendome will retain his company cell phone and laptop PC. Mr. Vendome released us from claims arising out of his employment with AXS-One and/or the termination of that employment.

Richard Dym. On July 19, 2005, we entered into an Agreement and General Release with Richard Dym, our former Executive Vice President, Chief Marketing Officer. Mr. Dym's employment was terminated effective June 30, 2005 and the employment terms contained in his employment agreement dated June 25, 2004 were deemed terminated as of the date of the release. In lieu of amounts due as severance under his employment agreement, pursuant to the release, Mr. Dym received $75,000 payable in equal semi-monthly installments over a four-month period. In addition, the vesting of Mr. Dym's stock options was extended through December 31, 2005. Mr. Dym provided a general release of claims, including a release from claims arising out of his employment with AXS-One and/or the termination of that employment.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

The Compensation Committee of the board of directors of AXS-One Inc. advises the chief executive officer and the board of directors on matters of the company's compensation philosophy and the compensation of executive officers. The Compensation Committee also is responsible for the administration of the company's equity plans under which option grants and restricted stock awards may be made to executive officers and other employees. The Compensation Committee has reviewed and is in accord with the compensation paid to executive officers in fiscal year 2005.

General Compensation Policy. As set forth in its charter, the fundamental policy of the Compensation Committee is to create a competitive compensation structure that will help attract and retain key management talent, assure the integrity of the company’s compensation and benefit practices, and tie compensation to performance and to safeguard the interests of all stockholders. Compensation plans should not include any incentives that would (a) conflict with any applicable laws or regulations in the jurisdictions in which the employee operates, or (b) encourage any behavior that would be in conflict with the company’s Code of Conduct. It is the Compensation Committee's objective to have a portion of each executive officer's compensation contingent upon the company's performance as well as upon such executive officer's own level of performance. Accordingly, the compensation package for each executive officer is typically comprised of two elements: (i) base salary which reflects individual performance and is designed primarily to be competitive with salary levels in the industry together with annual bonus payments as appropriate and (ii) long-term stock-based incentive awards which strengthen the mutuality of interests between the executive officers and the company's stockholders.

Factors. The principal factors that the Compensation Committee considered with respect to each executive officer's compensation package for fiscal year 2005 are summarized below. The Compensation Committee may, however, in its discretion apply entirely different factors in advising the chief executive officer and the board of directors with respect to executive compensation for future years.

Base Salary. The suggested base salary for each executive officer is determined on the basis of the following factors: experience, personal performance, the salary levels in effect for comparable positions within and without the industry and internal base salary comparability considerations. The weight given to each of these factors differs from individual to individual, as the Compensation Committee deems appropriate.

Bonus. From time to time, the Compensation Committee may advocate cash bonuses when such bonuses are deemed to be in the best interests of the company.

Long-Term Incentive Compensation. Long-term incentives are provided through grants of stock options or awards of restricted stock. The grants and awards are designed to align the interests of each executive officer with those of the stockholders and to provide each individual with a significant incentive to manage the company from the perspective of an owner with an equity stake in the company. Each option grant allows the individual to acquire shares of AXS-One common stock at a fixed price per share (generally, the market price on the grant date) over a specified period of time (up to ten years). Each option generally becomes exercisable in installments over a four-year period, contingent upon the executive officer's continued employment with the company. Each restricted stock award grants the individual non-transferable shares of AXS-One common stock. The restriction on transferability terminates after the expiration of a specified number of years (generally five years), subject to acceleration if certain performance targets are met by the company. If the individual leaves the company prior to complete termination of the restriction on transferability, then the shares still so restricted forfeit back to the company. Accordingly, the option grant or restricted stock award will provide a return to the executive officer only if the executive officer remains employed by the company during the vesting period, and then, with respect to options, only if the market price of the underlying shares appreciates.

The number of shares subject to each option grant or restricted stock award is set at a level intended to create a meaningful opportunity for stock ownership based on the executive officer's current position with the company, the base salary associated with that position, the size of comparable awards made to individuals in similar positions within the industry, the individual's potential for increased responsibility and promotion over the option or restriction term and the individual's personal performance in recent periods. The Compensation Committee also considers the number of unvested options and restricted shares held by the executive officer in order to maintain an appropriate level of equity incentive for that individual. However, the Compensation Committee does not adhere to any specific guidelines as to the relative option or restricted share holdings of the company's executive officers.

2005 CEO Compensation. In advising the Board of Directors with respect to the compensation payable to William P. Lyons, the company's chief executive officer, the Compensation Committee seeks to achieve two objectives: (i) establish a level of base salary competitive with that paid by companies within the industry which are of comparable size to AXS-One and by companies outside of the industry with which AXS-One competes for executive talent and (ii) to make a significant percentage of the total compensation package contingent upon the company's performance and stock price appreciation.

In 2005, William P. Lyons was initially compensated at an annual base salary rate of $400,000, although this rate was reduced by 10% to $360,000 during the second half of 2005 as part of an overall senior management salary reduction plan implemented to conserve corporate assets. Mr. Lyons did not receive an annual performance bonus for 2005. He did not receive any stock options or other equity-linked compensation during 2005, as the Compensation Committee believed that prior grants made to Mr. Lyons were adequate to implement our compensation principles.

Compliance with Internal Revenue Code Section 162(m).    As a result of Section 162(m) of the Internal Revenue Code of 1986, as amended, the company will not be allowed a federal income tax deduction for compensation paid to certain executive officers, to the extent that compensation exceeds $1 million per officer in any one year. This limitation will apply to all compensation paid to the covered executive officers, which is not considered to be performance based. Compensation that does qualify as performance-based compensation will not have to be taken into account for purposes of this limitation. The company’s equity plans contain certain provisions which are intended to assure that any compensation deemed paid in connection with the exercise of stock options granted under that plan with an exercise price equal to the market price of the option shares on the grant date will qualify as performance-based compensation.

The Compensation Committee does not expect that the compensation to be paid to the company’s executive officers for the 2006 fiscal year will exceed the $1 million limit per officer. Because it is very unlikely that the cash compensation payable to any of the company's executive officers in the foreseeable future will approach the $1 million limit, the Compensation Committee has decided at this time not to take any other action to limit or restructure the elements of cash compensation payable to the company's executive officers. The Compensation Committee will reconsider this decision should the individual compensation of any executive officer ever approach the $1 million level.

THE COMPENSATION COMMITTEE
Robert Migliorino (Chairman) Harold D. Copperman Allan Weingarten

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee reviews AXS-One’s financial reporting process. In fulfilling its responsibilities, the Audit Committee has reviewed and discussed the audited consolidated financial statements contained in the 2005 annual report on SEC Form 10-K with AXS-One’s management and the independent registered public accounting firm. Management is responsible for the consolidated financial statements and the reporting process, including the system of internal controls. The independent registered public accounting firm is responsible for expressing an opinion on the conformity of those audited consolidated financial statements with U.S. generally accepted accounting principles.

The Audit Committee discussed with the independent registered public accounting firm those matters required to be discussed by Statement on Auditing Standards No. 61, ‘‘Communications with Audit Committees’’, as amended. In addition, the Audit Committee has discussed with the independent registered public accounting firm their independence from AXS-One and its management, including the matters in the written disclosures and letter received from the independent registered public accounting firm, as required by Independence Standards Board No. 1, ‘‘Independence Discussions with Audit Committees’’.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the board of directors (and the board has approved) that the audited consolidated financial statements be included in AXS-One’s annual report on SEC Form 10-K for the year ended December 31, 2005, for filing with the Securities and Exchange Commission.

THE AUDIT COMMITTEE
Allan Weingarten (Chairman) Daniel H. Burch Harold D. Copperman

PERFORMANCE GRAPH

The following is a table comparing the annual percentage change in the cumulative total stockholder return on AXS-One’s common stock from January 1, 2001 to the last day of our last completed fiscal year (as measured by dividing (i) the sum of (A) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and (B) the excess of the share price at the end over the price at the beginning of the measurement period, by (ii) the share price at the beginning of the measurement period) with the cumulative total return so calculated of the American Stock Exchange Market Value Index (US and Foreign) and the RDG Software Composite Index during the same period.

COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
AMONG AXS-ONE, THE AMEX MARKET VALUE (US AND FOREIGN)
INDEX AND THE RDG SOFTWARE COMPOSITE INDEX

	1/1/2001	12/31/2001	12/31/2002	12/31/2003	12/31/2004	12/31/2005
AXS-ONE	$100	$62.55	$109.09	$274.91	$373.82	$254.55
AMEX MARKET VALUE INDEX	$100	$119.14	$132.57	$176.02	$214.97	$319.96
RDG SOFTWARE COMPOSITE INDEX	$100	$89.35	$61.18	$77.41	$85.91	$85.65

Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, which might incorporate future filings made by us under those statutes, the preceding Compensation Committee Report on Executive Compensation, Audit Committee Report and the Company Stock Performance Graph will not be incorporated by reference into any of those prior filings, nor will either such report or graph be incorporated by reference into any future filings made by us under those statutes.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Except as specified below, the following table sets forth certain information regarding beneficial ownership of our common stock as of April 3, 2006 by (i) each director (ii) each of the named executive officers, (iii) each person known by us to be the beneficial owner of more than 5% of our common stock and (iv) all executive officers and directors as a group. The information concerning beneficial owners of more than 5% of our common stock is based on filings with the SEC on Schedules 13D, 13G and on Forms 3, 4, and 5 and certain other information obtained by us.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned (1)		Percentage of Shares Outstanding (1)
William P. Lyons	1,346,131	(2)	3.8%
Anthony H. Bloom	0	(3)	—
Daniel H. Burch	140,307	(4)	*
Harold D. Copperman	7,000		*
Robert Migliorino	295,349	(5)	*
Elias Typaldos	2,511,624	(6)	7.2%
Gennaro Vendome	1,626,672	(7)	4.7%
Allan Weingarten	102,500	(8)	*
Joseph Dwyer	455,612	(9)	1.3%
Matthew Suffoletto	308,062	(10)	*
Richard Dym	0		—
All current directors and executive officers as a group (10 persons)	6,485,195	(11)	17.8%
Other Beneficial Owners
William K. Jurika	2,704,595	(12)	7.8%
RIT Capital Partners plc	2,418,379	(13)	6.9%
Potomac Capital Partners LP Potomac Capital International Ltd. Pleiades Investment Partners-R, LP	2,106,055	(14)	6.0%
Andreas Typaldos	2,026,900	(15)	5.8%

*	Represents beneficial ownership of less than one percent of the AXS-One common stock outstanding.

(1)	Applicable percentage of ownership as of April 3, 2006 is based upon 34,731,152 shares of common stock outstanding. Beneficial ownership is determined in accordance with the rules of the SEC, and includes voting and investment power with respect to shares. Also gives effect to the shares of common stock issuable within 60 days of April 3, 2006 upon exercise of all options and other rights beneficially owned by the indicated stockholders on that date.

(2)	Consists of (i) 900,000 shares of common stock which may be purchased upon exercise of stock options, (ii) 100,000 shares of restricted common stock, (iii) 57,092 shares issuable upon exercise of warrants, (iv) 99,600 shares owned by the Lyons Family Trust dated February 11, 1992, (v) 157,866 shares owned by Lyons Partners and (vi) 31,573 shares issuable upon exercise of warrants held by Lyons Partners. Mr. Lyons has voting and dispositive power over the shares held by Lyons Family Trust and Lyons Partners.

(3)	Mr. Bloom is an investment consultant to RIT Capital Partners plc, an entity that owns more than 5% of our common stock. Mr. Bloom does not have voting or dispositive power over the shares held by RIT Capital Partners plc.

(4)	Includes (i) 100,000 shares of common stock which may be purchased upon the exercise of stock options and (ii) 6,718 shares issuable upon exercise of warrants.

(5)	Includes (i) 133,000 shares of common stock which may be purchased upon the exercise of stock options and (ii) 20,153 shares issuable upon exercise of warrants.

(6)	Includes (i) 1,147,750 shares held by the Elias Typaldos Family Limited Partnership, (ii) 120,751 shares held by Judith Typaldos, Mr. Typaldos’ wife, (iii) 96,000 shares held by Judith Typaldos as custodian for Mr. Typaldos’ children, and (iv) 90,000 shares of Common Stock which may be purchased upon exercise of stock options. Mr. Typaldos’ business address is the Company’s principal executive offices.

(7)	Includes (i) 89,407 shares held by Carol Vendome, (ii) 149,062 shares held by the Gennaro Vendome Grantor Retained Annuity Trust dated January 24, 1995, (iii) 151,297 shares held by the Carol Vendome Grantor Retained Annuity Trust dated January 24, 1995, (iv) 96,905 shares held by or on behalf of Mr. Vendome’s children, (v) 246,272 shares held by the Vendome Family Limited Partnership and (vi) 13,435 shares of common stock which may be purchased upon exercise of warrants held by the Vendome Family Limited Partnership.

(8)	Includes 92,500 shares of common stock which may be purchased upon exercise of stock options.

(9)	Consists of (i) 65,000 shares of restricted common stock, (ii) 300,000 shares of common stock which may be purchased upon the exercise of stock options, (iii) 77,177 shares held by the Carol N. Dwyer Living Trust dated 6/19/03 and (iv) 13,435 shares issuable upon exercise of warrants held by the Carol N. Dwyer Living Trust dated 6/19/03.

(10)	Includes (i) 300,000 shares of common stock which may be purchased upon the exercise of stock options and (ii) 1,344 shares issuable upon exercise of warrants.

(11)	Includes (i) 1,615,000 shares of common stock which may be purchased upon the exercise of stock options and (ii) 142,406 shares issuable upon exercise of warrants.

(12)	Based on information provided in Schedule 13G filed with the SEC on November 17, 2005. Consists of (i) 460,000 shares held by the William K. Jurika IRA, (ii) 1,353,829 shares held by the Jurika Family Trust, U/A 1989 (the ‘‘Trust’’), (iii) 100,766 shares issuable upon exercise of warrants held by the Trust, and (iv) 790,000 shares held by JMK Investment Fund, L.P. Mr. Jurika has sole voting and dispositive power over all of the indicated shares. Mr. Jurika’s business address is 2101 Webster Street, Suite 1550, Oakland, CA 94612.

(13)	Based on information provided in Schedule 13G filed with the SEC on October 7, 2005. Includes 403,063 shares of common stock issuable upon the exercise of presently exercisable warrants. RIT Capital Partners plc’s business address is 27 St. James’s Place, London SW1A 1NR, England.

(14)	Consists of (i) 805,327, 462,772 and 515,497 shares of common stock held by Potomac Capital Partners, LP, Potomac Capital International Ltd. and Pleiades Investment Partners-R, LP, respectively, and (ii) 106,846, 53,554 and 72,059 shares of common stock issuable upon exercise of presently exercisable warrants held by Potomac Capital Partners, LP, Potomac Capital International Ltd. and Pleiades Investment Partners-R, LP, respectively. Paul J. Solit exercises the sole voting and dispositive power with respect to the shares of common stock set forth in this footnote. The business address of the indicated entities is c/o Potomac Capital Management, 153 East 53rd Street, 26th Floor, New York, NY 10022. Information is as of June 30, 2005.

(15)	Includes (i) 680,504 shares owned by the Andreas Typaldos GRAT dated September 29, 1993; (ii) 11,047 shares owned by Renee Typaldos, Mr. Typaldos’ wife, (iii) 755,504 shares owned by the Renee Typaldos GRAT dated September 29, 1993, and (iv) 229,845 shares held by the Andreas Typaldos Family Limited Partnership. Mr. Typaldos’ business address is Xandros, Inc., 149 Madison Avenue, New York, NY 10016.

Section 16(a) Beneficial Ownership Reporting Compliance

Under the securities laws of the United States, our directors, executive officers, and any persons holding more than ten percent of our common stock are required to report their ownership of our common stock and any changes in that ownership to the Securities Exchange Commission, the American Stock Exchange and the company. Specific due dates for these reports have been established and we are required to report in this proxy statement any failure to file by these dates during fiscal year 2005. Based solely on our review of forms we received from these persons for their fiscal year 2005 transactions, we believe that all filing requirements applicable to our officers, directors, and greater than ten percent beneficial owners were complied with, except that (i) our former director Edwin T. Brondo failed to file Form 4 on a timely basis with respect to an option grant, and (ii) Mr. Bloom failed to file his Form 3 on a timely basis.

PROPOSAL 2

APPROVAL OF AN AMENDMENT TO THE 2005 STOCK INCENTIVE PLAN

Our board of directors adopted the 2005 Stock Incentive Plan (the ‘‘2005 Plan’’) on April 13, 2005, subject to stockholder approval at the 2005 annual meeting, which was obtained. On March 21, 2006, the Board of Directors amended the 2005 Plan, subject to stockholder approval, to remove the restriction on the number of shares of restricted stock that can be granted under the 2005 Plan and to provide for automatic grants of restricted stock to non-employee directors as described in greater detail below. The board believes that it is in the best interests of the company to amend the 2005 Plan as provided herein, so that the company can continue to attract and retain the services of those persons essential to the company's growth and financial success.

Description of the Amended Terms of the 2005 Plan

As previously in effect, the 2005 Plan provided for a maximum of 1,500,000 shares of common stock available for awards, of which 375,000 shares were available for awards of restricted stock. The board of directors has amended the 2005 Plan, subject to stockholder approval, to remove the 375,000 share limitation on restricted stock grants. This will allow grants of restricted stock under the 2005 Plan of up to the total maximum number of shares available under the 2005 Plan.

In addition, as previously in effect, under the 2005 Plan, each new non-employee director of the company received an automatic grant of options to purchase 40,000 shares of common stock (or such other quantity of shares as the board, from time to time during the term of the 2005 Plan, determined) on the date he or she began service as a non-employee director. In addition, each non-employee director received an automatic grant of options to purchase 10,000 shares of common stock (or such other quantity of shares as the board, from time to time during the term of the 2005 Plan, determined) on the date of each annual meeting of stockholders, provided such individual had been a non-employee director for the previous twelve months. The options had a ten-year term and an exercise price equal to the fair market value of the common stock at the time of grant. The automatic non-employee directors' stock options would vest and become exercisable in four equal installments on each of the first four anniversaries of the date of grant. Upon a change in control of the company or termination of directorship as a result of death or disability, all then unvested options would fully vest and become exercisable in their entirety.

In lieu of the option grants described in the previous paragraph, the 2005 Plan, as amended, would provide that beginning at the 2006 annual meeting, each non-employee director first elected or appointed to the board of directors will be granted 40,000 shares of restricted common stock on the date of his or her election or appointment to the board of directors. In addition, at each annual meeting of stockholders, each non-employee director with at least twelve months of service on the board of directors who continued to serve as a non-employee director following the meeting will be granted 10,000 shares of restricted common stock. Each grant of restricted stock will vest in successive equal annual installments on the first four anniversaries of the date of grant. However, each outstanding grant will vest immediately upon (i) certain changes in the ownership or control of the company or (ii) the death or disability of the grantee while serving on the board of directors.

Description of the 2005 Plan, as Amended

The following is a summary of the principal features of the 2005 Plan, as amended. The summary, however, does not purport to be a complete description of all the provisions of the 2005 Plan and is qualified in its entirety by reference to the 2005 Plan document, a copy of which has been filed with the Securities and Exchange Commission as an exhibit to this proxy statement. Any stockholder of the company who wishes to obtain a copy of the actual plan document may do so upon written request to the Corporate Secretary at the company's principal executive offices in Rutherford, New Jersey.

Administration

The 2005 Plan is administered and interpreted by a committee of the board of directors (currently the Compensation Committee) consisting of two or more non-employee directors, each of whom is intended to be, to the extent required by Rule 16b-3 under the Securities Exchange Act of 1934 (‘‘Rule 16b-3’’), Section 162(m) of the Internal Revenue Code of 1986, as amended (the ‘‘Code’’) and Amex Rule 121A, a non-employee director as defined in Rule 16b-3, an outside director as defined under Section 162(m) of the Code and an ‘‘independent director’’ as defined under Amex Rule 121A (the ‘‘Committee’’). If no Committee exists which has the authority to administer the 2005 Plan, the functions of the Committee will be exercised by the board of directors. Except with regard to restricted stock automatically granted under the 2005 Plan to non-employee directors, the Committee has the full authority and discretion, subject to the terms of the 2005 Plan, to grant awards under the 2005 Plan and to determine the persons to whom awards will be granted. With regard to restricted stock automatically granted under the 2005 Plan to non-employee directors, the Board administers and interprets the 2005 Plan. The Committee has authority to delegate its duties under the 2005 Plan, including, without limitation, the discretion to delegate authority to officers to grant awards under the 2005 Plan.

Eligibility

All employees and consultants of the company and its affiliates are eligible to receive grants of stock options, stock appreciation rights and shares of restricted stock (collectively, ‘‘Awards’’) under the 2005 Plan. Prospective employees and consultants are also eligible to participate in the 2005 Plan, subject to such individual actually becoming an employee or consultant. Non-employee directors of the company automatically receive grants of restricted stock under the 2005 Plan and are eligible to receive discretionary grants of stock options under the 2005 Plan.

Available Shares

A maximum of 1,500,000 shares of common stock are available for Awards under the 2005 Plan, all of which are available for awards of restricted stock.

The maximum number of shares of Common Stock subject to Awards intended to be ‘‘performance-based’’ compensation within the meaning of Section 162(m) of the Code which may be granted to any employee during any calendar year will not exceed 500,000 shares except that, for the calendar year in which such individual commences his or her employment, the maximum grant will not exceed 1,000,000 shares. If a tandem stock appreciation right or a limited stock appreciation right is granted in tandem with a stock option, it will apply against the individual limits for both stock options and stock appreciation rights, but only once against the maximum number of shares available under the 2005 Plan. To the extent that shares of common stock for which Awards are permitted to be granted to an employee during a calendar year of the company are not covered by a grant during such calendar year, such shares of common stock will be available for grant or issuance to the employee in any subsequent calendar year during the term of the 2005 Plan.

The Committee or the board, as applicable, may make appropriate adjustments to the number of shares available for Awards and the terms of outstanding Awards to reflect any change in the company's capital structure or business by reason of a stock dividend, extraordinary dividend, stock split, recapitalization, reorganization, merger, consolidation or sale of all or substantially all the assets of the company (and certain other events).

Types of Awards

Stock Options. The 2005 Plan authorizes the Committee to grant stock options to purchase shares of the company's common stock to employees and consultants of the company and its affiliates and to non-employee directors of the company. Options granted to employees of the company or any ‘‘subsidiary’’ or ‘‘parent’’ (within the meaning of Section 424 of the Code) may be in the form of incentive stock options (‘‘ISOs’’) or non-qualified stock options. Options granted to non-employee directors of the company, consultants of the company and its affiliates and employees of affiliates that do not qualify as ‘‘subsidiaries’’ or ‘‘parents’’ may only be non-qualified stock options. The Committee determines the number of shares subject to each option, the term of each option (which may not exceed ten years (or five years in the case of an ISO granted to a ten percent stockholder)), the exercise price, the vesting schedule (if any), and the other material terms of the option. No option may have an exercise price less than the fair market value of the common stock at the time of grant (or, in the case of an ISO granted to a ten-percent stockholder, 110 percent of fair market value).

Options granted to employees and consultants are exercisable at such time or times and subject to such terms and conditions as determined by the Committee at grant. All options granted to employees and consultants might be made exercisable in installments, and the Committee may accelerate the exercisability of such options. The exercise price of an option may be paid in cash, to the extent permitted by applicable law, by a cashless exercise procedure through a broker or by such other methods approved by the Committee (which may include payment in shares of common stock owned for at least six months).

Stock Appreciation Rights. The 2005 Plan authorizes the Committee to grant stock appreciation rights (‘‘SARs’’) to employees and consultants, either with a stock option (‘‘Tandem SARs’’) or independent of a stock option (‘‘Non-Tandem SARs’’). A SAR is a right to receive a payment in a number of shares of common stock equal in value to the excess of the fair market value of one share of common stock on the date of exercise over the reference price per share established in connection with the grant of the SAR. The reference price per share covered by a SAR is the per share exercise price of the related option in the case of a Tandem SAR and is the fair market value of the common stock on the date of grant in the case of a Non-Tandem SAR.

A Tandem SAR may be granted at the time of the grant of the related stock option or, if the related stock option is a non-qualified stock option, at any time thereafter during the term of the related option. A Tandem SAR generally may be exercised only at such times and to the extent the related option is exercisable. A Tandem SAR is exercised by surrendering the same portion of the related option. A Tandem SAR expires upon the termination of the related option.

A Non-Tandem SAR is exercisable as provided by the Committee and has such other terms and conditions as the Committee may determine. A Non-Tandem SAR may have a term no longer than ten years from its date of grant. A Non-Tandem SAR is subject to acceleration of vesting or immediate termination upon termination of employment in certain circumstances.

The Committee is also authorized to grant ‘‘limited SARs’’ to employees and consultants, either as Tandem SARs or Non-Tandem SARs. Limited SARs become exercisable only upon the occurrence of a change in control of the company or such other event as the Committee may, in its sole discretion, designate at the time of grant or thereafter.

Restricted Stock. Except for automatic grants of restricted stock to non-employee directors, the Committee will determine the employees and consultants to whom, and the time or times at which, grants of restricted stock will be made, the number of shares to be awarded, the purchase price (if any) to be paid, the time or times at which such awards may be subject to forfeiture (if any), the vesting schedule (if any) and rights to accelerated vesting and all other terms and conditions of the restricted stock. The Committee may condition the grant or vesting of restricted stock upon the attainment of specified performance targets or such other factors as the Committee may determine. Awards of restricted stock may or may not be intended to comply with the ‘‘performance-based’’ compensation exception under Section 162(m) of the Code.

Awards of restricted stock that are intended to comply with the ‘‘performance-based’’ compensation exception under Section 162(m) of the Code will be granted or vest based upon the attainment of pre-established objective performance goals established by the Committee by reference to one or more of the following: (i) enterprise value or value creation targets, after-tax or pre-tax profits, operational cash flow, earnings per share or earnings per share from continuing operations, net sales, revenues, net income or earnings before income tax or other exclusions, return on capital, market share or after-tax or pre-tax return on stockholder equity of the company; (ii) the company's bank debt or other long-term or short-term public or private debt or other similar financial obligations of the company, which may be calculated net of cash balances and/or other offsets and adjustments as may be established by the Committee; (iii) the fair market value of the shares of the company's common stock; (iv) the growth in the value of an investment in the company's common stock assuming the reinvestment of dividends; (v) controllable expenses or costs or other expenses or costs of the company; or (vi) economic value added targets based on a cash flow return on investment formula. The performance goals may be based upon the attainment of specified targets by the company or any subsidiary, division, other operational unit or administrative department of the company.

Unless otherwise determined by the Committee at grant or thereafter, upon a participant's termination of employment or termination of consultancy (as applicable) for any reason during the relevant restriction period, all restricted stock still subject to restriction will be forfeited.

Non-Employee Director Restricted Stock Grants. Under the 2005 Plan, as amended, beginning at the 2006 annual meeting, each non-employee director first elected or appointed to the board of directors will be granted 40,000 shares of restricted common stock on the date of his or her election or appointment to the board of directors. In addition, at each annual meeting of stockholders, each non-employee director with at least twelve months of service on the board of directors who continued to serve as a non-employee director following the meeting will be granted 10,000 shares of restricted common stock. Each grant of restricted stock will vest in successive equal annual installments on the first four anniversaries of the date of grant. However, each outstanding grant will vest immediately upon (i) certain changes in the ownership or control of the company or (ii) the death or disability of the grantee while serving on the board of directors.

Change in Control

Upon a change in control of the company (as defined in the 2005 Plan), all unvested options granted to a non-employee director will fully vest and become exercisable. Unless otherwise determined by the Committee at grant, Awards granted to employees and consultants will fully vest and become exercisable in their entirety, provided that: (i) the Committee may elect to purchase any option at the ‘‘change in control price’’ (as defined in the 2005 Plan) and (ii) no acceleration of vesting and exercisability will occur with regard to options that the Committee determines in good faith prior to a change in control of the company will be honored or assumed or new rights substituted therefore by a participant's employer immediately following the change in control of the company.

Amendment and Termination

In general, the 2005 Plan may be amended or terminated in its entirety by the board of directors or the Committee, provided that the rights granted to an individual prior to such amendment or termination may not be impaired without the consent of such individual. In addition, generally no such amendment, without stockholder approval to the extent such approval is required by the laws of the State of Delaware, Rule 16b-3, the rules of the American Stock Exchange or under Section 162(m) or 422 of the Code, may increase the aggregate number of shares of Common Stock that may be issued under the 2005 Plan, increase the maximum individual Award limits for any calendar year, change the classification of employees and consultants eligible to receive Awards, decrease the minimum exercise price of any option or SAR or extend the maximum option term under the 2005 Plan.

Awards under the 2005 Plan may not be made on or after April 13, 2015, but awards granted prior to such date may extend beyond that date.

Miscellaneous

Subject to limited post-service exercise periods and vesting in certain instances, Awards to participants under the 2005 Plan are generally forfeited upon any termination of employment,

consultancy or directorship. Awards have such terms and terminate upon such conditions as may be contained in the individual Awards. Although Awards are generally nontransferable (except by will or the laws of descent and distribution), the Committee may determine at the time of grant or thereafter that a non-qualified option granted to an employee or consultant that is otherwise nontransferable may be transferable in whole or in part and in such circumstances, and under such conditions, as specified by the Committee.

Because future Awards granted under the 2005 Plan will be based upon prospective factors including the nature of services to be rendered by employees and consultants (including prospective employees and consultants) and their potential contributions to the success of the company, actual Award grants cannot be determined at this time, except that non-employee directors are eligible for automatic restricted stock grants as described above.

The last reported sales price for the company's common stock as reported on the American Stock Exchange on April 7, 2006 was $2.10 per share.

U.S. Federal Income Tax Consequences

The following discussion of the principal U.S. federal income tax consequences with respect to options under the 2005 Plan is based on statutory authority and judicial and administrative interpretations as of the date of this proxy statement, which are subject to change at any time (possibly with retroactive effect) and may vary in individual circumstances. Therefore, the following is designed to provide a general understanding of the federal income tax consequences (state, local and other tax consequences are not addressed below). This discussion is limited to the U.S. federal income tax consequences to individuals who are citizens or residents of the U.S., other than those individuals who are taxed on a residence basis in a foreign country.

Under current federal income tax law, when an employee is granted a stock option that qualifies as an ISO, the granting of such option to the employee, or the exercise of the option, is not a taxable event. The employer that granted the option is not entitled to claim a trade or business expense deduction with respect to the ISO.

When the employee exercises the ISO, and holds the stock for a specified period (generally two years from the date that the ISO was granted and one year from the date that the option was exercised), the employer does not take any tax deduction with respect to the exercise of the option, nor does the employee recognize any income. The employer is however, allowed a deduction when the holding period is met and the underlying stock is sold and the employee recognizes income at the same time, generally at preferential capital gains rates.

Certain events can disqualify the stock option from being considered an ISO. These events include, but are not limited to, a failure of the optionee to satisfy the holding period discussed above, limitations on the amount of the fair market value of the underlying stock exercised in a single year by an individual and alternative minimum tax consequences. These disqualifying events can alter the timing of the tax deduction by the employer and the recognition of income by the individual (a ‘‘disqualifying disposition’’). In general, in the event of a disqualifying disposition any gain equal to the difference between the exercise price and the lesser of (i) the fair market value of the common stock at exercise or (ii) the amount realized on disposition over the exercise price, will constitute ordinary income. Any remaining gain is treated as long-term or short-term capital gain and taxed at the applicable rate, depending on the optionee's holding period for the sold stock. The company generally will be entitled to a deduction at that time equal to the amount of ordinary income realized by the optionee, subject to the requirements of Section 162(m) of the Code.

The treatment of nonqualified options, with no ascertainable fair market value, is similar to that of a disqualified ISO. The taxable event generally occurs when the option is exercised. The optionee recognizes compensation income at that point, and the company receives a corresponding deduction.

In addition: (i) any officers and directors of the company subject to Section 16(b) of the Exchange Act may be subject to special tax rules regarding the income tax consequences concerning their options; (ii) any entitlement to a tax deduction on the part of the company is subject to the applicable federal tax rules, including, without limitation, Section 162(m) of the Code regarding the $1 million annual limitation on deductible compensation; (iii) in the event that the exercisability of an award is accelerated because of a change in control of the company, payments relating to the awards, either alone or together with certain other payments may constitute parachute payments under Section 280G of the Code, which excess amounts may be subject to excise taxes and be nondeductible by the company; and (iv) the exercise of an ISO may have implications in the computation of alternative minimum taxable income.

In general, Section 162(m) of the Code denies a publicly held corporation a deduction for federal income tax purposes for compensation in excess of $1 million per taxable year per person to its chief executive officer and the four other officers whose compensation is disclosed in its proxy statement, subject to certain exceptions. Options and SARs will generally qualify under one of these exceptions if they are granted under a plan that states the maximum number of shares which may be granted to any employee during a specified period, the exercise price is not less than the fair market value of the common stock at the time of grant, and the plan under which the options and SARs are granted is approved by stockholders and is administered by a compensation committee comprised of outside directors. The 2005 Plan is intended to satisfy these requirements with respect to options and SARs granted to employees. Restricted stock granted under the 2005 Plan may or may not qualify under the performance-based compensation exception under Section 162(m) of the Code.

The 2005 Plan is not subject to any of the requirements of the Employee Retirement Income Security Act of 1974, as amended and is not, nor is it intended to be, qualified under Section 401(a) of the Code.

The affirmative vote of a majority of the shares of the company's outstanding common stock present or represented by proxy, and entitled to vote, at the annual meeting is required to approve the adoption of the amendment to the 2005 Plan.

The Board of Directors recommends that the stockholders vote FOR the amendment of the 2005 Plan.

PROPOSAL 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Audit Committee of the board of directors has appointed Amper, Politziner & Mattia P.C. to serve as our independent registered public accounting firm for fiscal year 2006. Amper, Politziner & Mattia P.C. was appointed as our independent registered public accounting firm on March 28, 2006. In the event that ratification of this selection of an independent registered public accounting firm is not approved by the affirmative vote of a majority of shares having voting power present in person or represented by proxy at the meeting, the selection of an independent registered public accounting firm will be reconsidered by the Audit Committee. After reconsideration, the Audit Committee may, possibly without seeking further stockholder ratification, either reaffirm its appointment of Amper, Politziner & Mattia P.C. or decide to appoint another independent registered public accounting firm. Representatives from Amper, Politziner & Mattia P.C. are expected to be in attendance at the annual meeting with the opportunity to make a statement and respond to questions.

Replacement of Prior Independent Accounting Firm

On March 24, 2006 the Audit Committee dismissed KPMG LLP as our independent registered public accounting firm. The Audit Committee retained Amper, Politziner & Mattia P.C. as our new independent registered public accounting firm as more fully described below.

KPMG LLP's reports on our financial statements for the fiscal years ended December 31, 2004 and 2005 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During our two fiscal years ended

December 31, 2004 and 2005 and the interim period from January 1, 2006 through March 24, 2006, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to KPMG LLP's satisfaction, would have caused KPMG LLP to make reference thereto in its reports on the financial statements for such years. During our two fiscal years ended December 31, 2004 and 2005 and the interim period from January 1, 2006 through March 24, 2006, there were no reportable events (as defined by Regulation S-K Item 304 (a)(1)(v)).

We provided KPMG LLP with a copy of the above statements and requested that KPMG LLP furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of such letter was filed as Exhibit 16.1 to our current report on Form 8-K filed on March 29, 2006.

Effective March 28, 2006, the Audit Committee selected and engaged Amper, Politziner & Mattia P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2006 and Amper, Politziner & Mattia P.C. advised us of its acceptance of the engagement. During the two most recent fiscal years and the interim period from January 1, 2006 until March 28, 2006, neither we nor anyone on our behalf has consulted with Amper, Politziner & Mattia P.C. regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us nor oral advice was provided by Amper, Politziner & Mattia P.C. that was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement, as that term is defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304 (a)(1)(v) of Regulation S-K.

We authorized our former independent registered public accounting firm, KPMG LLP, to respond fully to inquiries of Amper, Politziner & Mattia P.C. in connection with the retention of such firm and the matters discussed above.

Audit Fees

The aggregate fees billed by KPMG LLP for professional services rendered for the audit of our annual consolidated financial statements for the years ended December 31, 2005 and 2004, and the reviews of the consolidated financial information included in our Forms 10-Q for fiscal 2005 and 2004, were $523,000 and $411,000 respectively.

Audit-Related Fees

The aggregate fees billed by KPMG LLP for professional services rendered for audit-related matters for the years ended December 31, 2005 and 2004, consisting primarily of reviews of regulatory filings, related research and consultation and the issuance of consents, were $52,000 and $64,000 respectively.

Tax Fees

The aggregate fees billed by KPMG LLP for professional services rendered for tax matters for the years ended December 31, 2005 and 2004, consisting primarily of tax compliance matters, were $12,000 and $32,000 respectively.

All Other Fees

There were no aggregate fees billed by KPMG LLP for services other than services noted above for the years ended December 31, 2005 and 2004, respectively.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Consistent with the requirements of the Securities and Exchange Commission regarding auditor independence, the Audit Committee has responsibility for appointing, setting the compensation of and overseeing the work of the independent registered public accounting firm. The Audit Committee has approved the engagement of Amper, Politziner & Mattia P.C.. All services rendered by our prior independent registered public accounting firm, KPMG LLP, in 2005 were permissible under applicable laws and regulations, and were pre-approved by the Audit Committee.

The Board of Directors recommends a vote FOR ratification of the appointment of Amper, Politziner & Mattia P.C. as our independent registered public accounting firm for 2006.

STOCKHOLDER PROPOSALS

In accordance with regulations issued by the Securities and Exchange Commission, stockholder proposals intended for presentation at the 2007 annual meeting of stockholders must be received by our Secretary no later than December 13, 2006, if such proposals are to be considered for inclusion in our proxy statement and form of proxy. In addition, if a stockholder does not advise us by February 28, 2007 that the stockholder intends to submit a proposal to our stockholders that will not be included in our proxy statement, the proxies named in our form of proxy may exercise their discretionary authority in voting on the stockholder’s proposal.

CODE OF ETHICS

Our board of directors adopted a Code of Ethics applicable to all employees and directors, including our principal executive officer, principal financial officer and principal accounting officer. The Code of Ethics is available, without charge, by written request to our Secretary at our corporate offices in Rutherford, NJ or on our web site (www.axsone.com). Any amendments to or waivers of the Code of Ethics that apply to our principal executive officer, principal financial officer or principal accounting officer and that relates to any element of the definition of the term ‘‘code of ethics,’’ as the term is defined by the Securities and Exchange Commission, will be posted for a period of one year on our website at www.axsone.com.

OTHER MATTERS

Management knows of no matters that are to be presented for action at the annual meeting other than those set forth above. If any other matters properly come before the meeting, the persons named in the enclosed form of proxy will vote the shares represented by proxies in accordance with their best judgment on such matters.

Proxies will be solicited by mail and may also be solicited in person or by telephone or otherwise by our employees. We may also consider the engagement of a proxy solicitation firm. We will bear all costs of the solicitation of proxies by the board of directors for the annual meeting.

By Order of the Board of Directors,
/s/ William P. Lyons William P. Lyons Chairman of the Board and Chief Executive Officer

Rutherford, New Jersey
April 12, 2006

                                                                    Attachment A
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                                  AXS-ONE INC.
                            2005 STOCK INCENTIVE PLAN

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         APPROVED BY THE AXS-ONE INC. BOARD OF DIRECTORS- APRIL 13, 2005
        APPROVED AT THE AXS-ONE INC. SHAREHOLDER'S MEETING- MAY 25, 2005
   AMENDMENT APPROVED BY THE AXS-ONE INC. BOARD OF DIRECTORS - MARCH 21, 2006

                                TABLE OF CONTENTS
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ARTICLE X. NON-TRANSFERABILITY AND TERMINATION OF
             EMPLOYMENT/CONSULTANCY PROVISIONS
             APPLICABLE TO STOCK OPTIONS AND

                                  AXS-ONE INC.
                            2005 STOCK INCENTIVE PLAN

                                   ARTICLE I.

                                     PURPOSE

         The purpose of the AXS-One Inc. 2005 Stock Incentive Plan (the "Plan")
is to enhance the profitability and value of AXS-One Inc. (the "Company") and its Affiliates for the benefit of the Company's stockholders by enabling the
Company: (i) to offer employees and Consultants of the Company and its
Affiliates, stock based incentives and other equity interests in the Company, thereby creating a means to raise the level of stock ownership by employees and
Consultants in order to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company's stockholders, and (ii) to make equity based awards to Non-Employee Directors of the Company thereby attracting, retaining and rewarding such Non-Employee
Directors and strengthening the mutuality of interests between such individuals and the Company's stockholders.

                                   ARTICLE II.

                                   DEFINITIONS

         For purposes of this Plan, the following terms shall have the following meanings:

         2.1.    "Acquisition Events" shall have the meaning set forth in
Section 4.2(d).

         2.2.    "Affiliate" shall mean other than the Company, (i) any
Subsidiary; (ii) any corporation in an unbroken chain of corporations beginning or ending with the Company which owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain; (iii) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is controlled 50%
or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or one of its Affiliates; or (iv)
any other entity, approved by the Committee as an Affiliate under the Plan, in which the Company or any of its Affiliates has a material equity interest.

         2.3.    "Award" shall mean any award under this Plan of any Stock
Option, Stock Appreciation Right or Restricted Stock. All Awards shall be confirmed by, and subject to the terms of, a written agreement executed by the
Company and the Participant.

         2.4.    "Board" shall mean the Board of Directors of the Company.

         2.5.    "Cause" shall mean, with respect to a Participant's Termination of Employment or Termination of Consultancy: (i) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the

                                       3

Company or an Affiliate and the Participant at the time of the relevant grant or
Award, or where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect at the time of the relevant grant or Award but such agreement does not define "cause" (or words of like import), termination due to a Participant's dishonesty, fraud, insubordination, willful misconduct, refusal to perform services (for any reason other than illness or incapacity) or materially unsatisfactory performance of his or her duties for the Company or an Affiliate; or (ii) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the
Participant at the time of the relevant grant or Award that defines "cause" (or words of like import); provided, that with regard to any agreement that conditions "cause" on occurrence of a change in control, such definition of
"cause" shall not apply until a change in control actually takes place and then only with regard to a termination thereafter. A Participant shall be deemed to be terminated for "cause" if the Participant, following his or her Termination of Employment or Termination of Consultancy, engages in any "competitive activity" with the Company or its Affiliates, as determined by the Committee, in its sole discretion. With respect to a Participant's Termination of
Directorship, "cause" shall mean an act or failure to act that constitutes
"cause" for removal of a director under applicable Delaware law.

         2.6.    "Code" shall mean the Internal Revenue Code of 1986, as
amended. Any reference to any section of the Code shall also be a reference to any successor provision.

         2.7.    "Committee" shall mean a committee or subcommittee of the Board appointed from time to time by the Board, which committee or subcommittee shall consist of two or more non-employee directors, each of whom is intended to be, to the extent required by Rule 16b-3 and Section 162(m) of the Code, a
"non-employee director" as defined in Rule 16b-3 and an "outside director" as defined under Section 162(m) of the Code and an "independent director" as defined under Amex Rule 121A. Notwithstanding anything herein to the contrary, the Board shall act as the Committee under this Plan with respect to any grants of Non-Qualified Stock Options to Non-Employee Directors (whether discretionary or automatic). To the extent that no Committee exists which has the authority to administer this Plan, the functions of the Committee shall be exercised by the
Board. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3, Section 162(m) of the Code or applicable stock exchange rules), such noncompliance with the requirements of Rule 16b-3, Section 162(m) of the
Code or applicable stock exchange rules shall not affect the validity of Awards, grants, interpretations or other actions of the Committee.

         2.8.    "Common Stock" shall mean the common stock, $.01 par value per share, of the Company.

         2.9.    "Company" shall mean AXS-One Inc., a Delaware corporation.

         2.10.   "Consultant" shall mean any adviser or consultant to the
Company or its Affiliates who is eligible pursuant to Section 5.1 to be granted
Stock Options and Stock Appreciation Rights under this Plan.

         2.11.   "Disability" shall mean total and permanent disability, as defined in Section 22(e)(3) of the Code.

                                       4

         2.12.   "Effective Date" shall mean the effective date of this Plan as defined in Article XV.

         2.13.   "Eligible Employee" shall mean any employee of the Company or its Affiliates who is eligible pursuant to Section 5.1 to be granted Stock
Options and Stock Appreciation Rights under this Plan. Notwithstanding the foregoing, with respect to the grant of Incentive Stock Options, Eligible
Employee shall mean any employee of the Company or any Affiliate described in
Section 2.2(i) or (ii) who is eligible pursuant to Section 5.2 to be granted
Incentive Stock Options under this Plan.

         2.14.   "Exchange Act" shall mean the Securities Exchange Act of 1934 as amended.

         2.15.   "Fair Market Value" for purposes of this Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, shall mean, as of any date, the last sales price reported for the
Common Stock on the applicable date: (i) as reported on the principal national securities exchange on which it is then traded or the Nasdaq Stock Market, Inc.
or (ii) if not traded on any such national securities exchange or the Nasdaq
Stock Market, Inc., as quoted on an automated quotation system sponsored by the
National Association of Securities Dealers. If the Common Stock is not readily tradable on a national securities exchange, the Nasdaq Stock Market, Inc., or any automated quotation system sponsored by the National Association of
Securities Dealers, its Fair Market Value shall be set in good faith by the
Committee. For purposes of the exercise of any Stock Appreciation Right the applicable date shall be the date a notice of exercise is received by the
Committee or, if not a day on which the applicable market is open, the next day that it is open.

         2.16.   "Incentive Stock Option" shall mean any Stock Option awarded under this Plan intended to be and designated as an "incentive stock option"
within the meaning of Section 422 of the Code.

         2.17.   "Limited Stock Appreciation Right" shall mean an Award made pursuant to Section 7.5 of this Plan which may be a Tandem Stock Appreciation
Right or a Non-Tandem Stock Appreciation Right.

         2.18.   "Non-Employee Director" shall mean any director of the Company who is not an employee of the Company or any Affiliate and who is eligible pursuant to Section 5.3 to be granted Stock Options under Article IX or
Restricted Stock under Article XVIII.

         2.19.   "Non-Qualified Stock Option" shall mean any Stock Option
awarded under this Plan that is not an Incentive Stock Option.

         2.20.   "Non-Tandem Stock Appreciation Right" shall mean a Stock
Appreciation Right entitling the holder to receive an amount in stock equal to the excess of: (i) the Fair Market Value of a share of Common Stock as of the date such right is exercised, over (ii) the aggregate exercise price of such right, otherwise than on surrender of a Stock Option.

         2.21.   "Participant" shall mean any Eligible Employee, Consultant or
Non-Employee Director to whom an Award has been made under this Plan.

                                       5

         2.22.   "Performance Goal" means the performance goals described on
Exhibit A, attached hereto.

         2.23.   "Reference Stock Option" shall have the meaning set forth in
Section 7.1.

         2.24.   "Restricted Stock" means an award of Common Stock under this
Plan that is subject to Article VIII.

         2.25.   "Restriction Period" shall have the meaning set forth in
Section 8.1.

         2.26.   "Retirement" with respect to a Participant's Termination of
Employment or Termination of Consultancy shall mean a Termination of Employment or Termination of Consultancy without Cause from the Company and an Affiliate by a Participant who has attained: (i) at least age 65; or (ii) such earlier date after age 55 as approved by the Committee, in its sole discretion, with regard to such Participant. With respect to a Participant's Termination of
Directorship, Retirement shall mean the failure to stand for reelection or the failure to be reelected after a Participant has attained age 65.

         2.27.   "Rule 16b-3" shall mean Rule 16b-3 under Section 16(b) of the
Exchange Act as then in effect or any successor provisions.

         2.28.   "Section 162(m) of the Code" shall mean the exception for
performance-based compensation under Section 162(m) of the Code and any Treasury regulations thereunder.

         2.29.   "Stock Appreciation Right" or "SAR" shall mean the right
pursuant to an Award granted under Article VII.

         2.30.   "Stock Option" or "Option" shall mean any Option to purchase shares of Common Stock granted to Eligible Employees or Consultants pursuant to
Article VI or granted to Non-Employee Directors pursuant to Article VI or IX.

         2.31.   "Subsidiary" shall mean any subsidiary corporation of the
Company within the meaning of Section 424(f) of the Code.

         2.32.   "Tandem Stock Appreciation Right" shall mean a Stock
Appreciation Right entitling the holder to surrender to the Company all (or a portion) of a Stock Option in exchange for an amount in stock equal to the excess of: (i) the Fair Market Value, on the date such Stock Option (or such portion thereof) is surrendered, of the Common Stock covered by such Stock
Option (or such portion thereof), over (ii) the aggregate exercise price of such
Stock Option (or such portion thereof).

         2.33.   "Ten Percent Stockholder" shall mean a person owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its Subsidiaries or its parent corporations, as defined in Section 424(e) of the Code.

         2.34.   "Termination of Consultancy" shall mean, with respect to a
Consultant, that the Consultant is no longer acting as a Consultant to the
Company and its Affiliates. In the event an entity shall cease to be an
Affiliate, there shall be deemed a Termination of Consultancy of any

                                       6

individual who is not otherwise a Consultant of the Company or another Affiliate at the time the entity ceases to be an Affiliate.

         2.35.   "Termination of Directorship" shall mean, with respect to a
Non-Employee Director, that the Non-Employee Director has ceased to be a director of the Company.

         2.36.   "Termination of Employment" shall mean: (i) a termination of service of a Participant from the Company and its Affiliates; or (ii) when an entity which is employing a Participant ceases to be an Affiliate, unless the
Participant thereupon becomes employed by the Company or another Affiliate.

         2.37.   "Transfer" or "Transferred" shall mean anticipate, alienate, attach, sell, assign, pledge, encumber, charge or otherwise transfer.

                                  ARTICLE III.

                                 ADMINISTRATION

         3.1.    The Committee. This Plan shall be administered and interpreted by the Committee. Notwithstanding anything herein to the contrary, the Board shall act as the Committee under this Plan into respect to any discretionary grants of Non-Qualified Stock Options to Non-Employee Directors.

         3.2.    Awards. The Committee or the Board, as applicable, shall have full authority to grant, pursuant to the terms of this Plan (including Article V hereof) Stock Options to Participants and Stock Appreciation Rights and
Restricted Stock to Eligible Employees and Consultants and to otherwise administer this Plan. In particular, the Committee or the Board, as applicable, shall have the authority:

                 (a)    to select the Participants to whom Stock Options may
         from time to time be granted hereunder and the Eligible Employees and
         Consultants to whom Stock Appreciation Rights and Restricted Stock may from time to time be granted hereunder;

                 (b)    to determine whether and to what extent Stock Options
         are to be granted hereunder to one or more Participants and Stock
         Appreciation Rights and Restricted Stock are to be granted hereunder to one or more Eligible Employees or Consultants;

                 (c)    to determine, in accordance with the terms of this Plan,
         the number of shares of Common Stock to be covered by each Award to a
         Participant hereunder;

                 (d)    to determine the terms and conditions, not inconsistent
         with the terms of this Plan, of any Award granted hereunder to a
         Participant (including, but not limited to, the exercise or purchase price (if any), any restriction or limitation, any vesting schedule or acceleration thereof or any forfeiture restrictions or waiver thereof, regarding any Stock Option, Stock Appreciation Right or Restricted
         Stock, and the shares of Common Stock relating thereto, based on such factors, if any, as the Committee or the Board, as applicable, shall determine, in its sole discretion);

                                       7

                 (e)    to determine whether and under what circumstances a
         Stock Option may be settled in cash and/or Common Stock under
         Section 6.3(d);

                 (f)    to the extent permitted by law, to determine whether, to
         what extent and under what circumstances to provide loans (which may be on a recourse basis and shall bear interest at the rate the Committee shall provide) to Eligible Employees and Consultants in order to exercise Options under this Plan;

                 (g)    to determine whether a Stock Appreciation Right shall be
         a Tandem Stock Appreciation Right or Non-Tandem Stock Appreciation
         Right;

                 (h)    to determine whether to require a Participant, as a
         condition of the granting of any Award, to not sell or otherwise dispose of shares acquired pursuant to the exercise of an Option or as an Award for a period of time as determined by the Committee or the
         Board, as applicable, in its sole discretion, following the date of the acquisition of such Option or Award;

                 (i)    to modify, extend or renew an Award, subject to Sections
         6.3(f) and 12.1 herein, provided, however, that if an Award is modified, extended or renewed and thereby deemed to be the issuance of a new Award under the Code or the applicable accounting rules, the exercise price of an Award may continue to be the original exercise price even if less than the Fair Market Value of the Common Stock at the time of such modification, extension or renewal; and

                 (j)    to offer to buy out an Option previously granted, based
         on such terms and conditions as the Committee or the Board, as applicable, shall establish and communicate to the Participant at the time such offer is made.

         3.3.    Guidelines. Subject to Article XII hereof, the Committee or the
Board, as applicable, shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan and perform all acts, including the delegation of its administrative responsibilities, as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of this Plan and any Award issued under this Plan (and any agreements relating thereto); and to otherwise supervise the administration of this Plan. The Committee or the Board, as applicable, may correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to carry this Plan into effect, but only to the extent any such action would be permitted under the applicable provisions of both Rule 16b-3 and
Section 162(m) of the Code. The Committee or the Board, as applicable, may adopt special guidelines and provisions for persons who are residing in, or subject to, the taxes of, countries other than the United States to comply with applicable tax and securities laws. To the extent applicable, this Plan is intended to comply with the applicable requirements of Rule 16b-3 and Section
162(m) of the Code and shall be limited, construed and interpreted in a manner so as to comply therewith. Notwithstanding anything herein to the contrary, any provision in this Plan relating to any Award that constitutes a "non-qualified deferred compensation plan" for purposes of Code Section 409A shall be limited, construed and interpreted in a manner so as to comply therewith and any such provision that is inconsistent with Section 409A of the Code shall be deemed to be

                                       8

amended to comply with Section 409A and to the extent such provision cannot be amended to comply therewith, such provision shall be null and void.

         3.4.    Decisions Final. Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board, or the Committee (or any of its members) arising out of or in connection with this
Plan shall be within the absolute discretion of the Company, the Board or the
Committee, as the case may be, and shall be final, binding and conclusive on the
Company and its Affiliates and all employees and Participants and their respective heirs, executors, administrators, successors and assigns.

         3.5.    Reliance on Counsel. The Company, the Board or the Committee
may consult with legal counsel, who may be counsel for the Company or other counsel, with respect to its obligations or duties hereunder, or with respect to any action or proceeding or any question of law, and shall not be liable with respect to any action taken or omitted by it in good faith pursuant to the advice of such counsel.

         3.6.    Procedures. The Committee shall hold meetings, subject to the
By-Laws of the Company, at such times and places as the Committee shall deem advisable. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all the Committee members in accordance with the By-Laws of the Company shall be fully as effective as if it had been made by a vote at a meeting duly called and held.
The Committee may keep minutes of its meetings and may make such rules and regulations for the conduct of its business as it shall deem advisable.

         3.7.    Designation of Consultants/Liability.

                 (a)    The Committee or the Board, as applicable, may designate
         employees of the Company and professional advisors to assist the
         Committee or the Board, as applicable, in the administration of this
         Plan and may grant authority to officers to grant Awards and/or execute agreements or other documents on behalf of the Committee or the Board, as applicable.

                 (b)    The Committee or the Board, as applicable, may employ
         such legal counsel, consultants and agents as it may deem desirable for the administration of this Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the
         Committee or Board in the engagement of any such counsel, consultant or agent shall be paid by the Company. The Board, its directors, the
         Committee, its members and any person designated pursuant to Section
         3.7(a) shall not be liable for any action or determination made in good faith with respect to this Plan. To the maximum extent permitted by applicable law, no officer of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to this Plan or any
         Award granted under it. To the maximum extent permitted by applicable law and the Certificate of Incorporation and By-Laws of the Company
         and to the extent not covered by insurance, each officer and member or former member of the Committee or of the Board shall be indemnified and held harmless

                                       9

         by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Company) or liability
         (including any sum paid in settlement of a claim with the approval of the Company), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with this Plan, except to the extent arising out of such officer's, member's or former member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the officers, directors or members or former officers, directors or members may have under applicable law or under the Certificate of Incorporation or By-Laws of the Company or any
         Affiliate. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to him under this Plan.

                                  ARTICLE IV.

                           SHARE AND OTHER LIMITATIONS

         4.1.    Shares.

                 (a)    General Limitation. The aggregate number of shares of
         Common Stock which may be issued or used for reference purposes under this Plan shall not exceed 1,500,000 shares (subject to any increase or decrease pursuant to Section 4.2) which may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company. If any Option or Stock Appreciation Right
         granted under this Plan expires, terminates or is canceled for any reason without having been exercised in full, the number of shares of
         Common Stock underlying any unexercised Stock Appreciation Right or
         Option shall again be available for the purposes of Awards under this
         Plan. If a Tandem Stock Appreciation Right or a Limited Stock
         Appreciation Right granted in tandem with an Option is granted under this Plan, such grant shall only apply once against the maximum number of shares of Common Stock which may be issued under this Plan. If
         Restricted Stock is forfeited for any reason, the number of forfeited shares of Restricted Stock shall again be available for the purposes of
         Awards under the Plan. In addition, to the extent permitted under Code
         Section 422 and the Treasury Regulations thereunder with respect to
         Incentive Stock Options, in determining the number of shares of Common
         Stock available for Awards, if Common Stock has been delivered or exchanged by a Participant as full or partial payment to the Company, or for withholding, in connection with the exercise of a Stock Option or the vesting or transfer of Restricted Stock or the number shares of
         Common Stock otherwise deliverable has been reduced for withholding, the number of shares of Common Stock exchanged as payment in connection with the exercise or for withholding or reduced shall again be available under this Plan. To the extent permitted under Code Section
         422 and the Treasury Regulations thereunder, any shares of Common Stock that are issued by the Company, and any awards that are granted through the assumption of, or in substitution for, outstanding awards previously granted by an acquired entity shall not be counted against the shares of Common Stock available for issuance under this Plan other than with regard to determining the number of shares available for
         Incentive Stock Options.

                                       10

                 (b)    Individual Participant Limitations. The maximum number
         of shares of Common Stock subject to an Option, Stock Appreciation
         Right or Restricted Stock that is intended to be "performance-based"
         compensation within the meaning of Section 162(m) of the Code, which may be granted under this Plan during any calendar year of the Company to each Eligible Employee shall be 500,000 shares (subject to any increase or decrease pursuant to Section 4.2) other than with regard to the calendar year in which an Eligible Employee initially commences employment with the Company and its Affiliates. With respect to the calendar year in which an Eligible Employee initially commences employment with the Company and its Affiliates, but only with regard to such Eligible Employee, the maximum number of shares of Common
         Stock subject to such Awards which may be granted under this Plan shall be 1,000,000 shares (subject to any increase or decrease pursuant to Section 4.2). If a Tandem Stock Appreciation Right or
         Limited Stock Appreciation Right is granted in tandem with an Option it shall apply against the Eligible Employee's individual share limitations for both Stock Appreciation Rights and Options. To the extent that shares of Common Stock for which Awards are permitted to be granted to a Participant pursuant to Section 4.1(b) during a calendar year of the Company are not covered by a grant of an Award in the Company's calendar year, such shares of Common Stock shall be available for grant or issuance to the Participant in any subsequent calendar year during the term of this Plan.

         4.2.    Changes.

                 (a)    The existence of this Plan and the Awards granted
         hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the
         Company's capital structure or its business, any merger or consolidation of the Company, or Affiliates, any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting
         Common Stock, the authorization or issuance of additional shares of
         Common Stock, the dissolution or liquidation of the Company or
         Affiliates, any sale or transfer of all or part of its assets or business or any other corporate act or proceeding.

                 (b)    In the event of any change in the capital structure or
         business of the Company by reason of any stock dividend or extraordinary dividend, stock split or reverse stock split, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, distribution with respect to its outstanding Common Stock or capital stock other than Common Stock, reclassification of its capital stock, any sale or transfer of all or part of the Company's assets or business, or any similar change affecting the Company's capital structure or business and the Committee or the Board, as applicable, determines an adjustment is appropriate under this Plan, then the aggregate number and kind of shares which thereafter may be issued under this Plan, the number and kind of shares or other property (including cash) to be issued upon exercise of an outstanding Award or under other Awards granted under this Plan and the purchase or exercise price thereof shall be appropriately adjusted consistent with such change in such manner as the Committee or the
         Board, as applicable, may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for,
         Participants under this Plan or as otherwise necessary to reflect the change, and any such adjustment determined by the Committee or the
         Board, as applicable, in good faith shall be binding

                                       11

         and conclusive on the Company and all Participants and employees and their respective heirs, executors, administrators, successors and assigns.

                 (c)    Fractional shares of Common Stock resulting from any
         adjustment in Options or Awards pursuant to Section 4.2(a) or (b) shall be aggregated until, and eliminated by rounding-down for fractions less than one-half and rounding-up for fractions equal to or greater than one-half. No cash settlements shall be made with respect to fractional shares eliminated by rounding. Notice of any adjustment shall be given by the Committee or the Board, as applicable, to each Participant whose
         Option or Award has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of this Plan.

                 (d)    In the event of a merger or consolidation in which the
         Company is not the surviving entity or in the event of any transaction that results in the acquisition of all or substantially all of the
         Company's outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of all or substantially all of the Company's assets (all of the foregoing being referred to as "Acquisition
         Events"), then the Committee may, in its sole discretion, terminate all outstanding Options and Stock Appreciation Rights of Eligible Employees
         and Consultants, effective as of the date of the Acquisition Event, by delivering notice of termination to each such Participant at least 30 days prior to the date of consummation of the Acquisition Event;
         provided, that during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each such Participant shall have the right to exercise in full all of his or her Options and Stock Appreciation Rights that are then outstanding (whether vested or not vested) but contingent on the occurrence of the Acquisition Event, and, provided that, if the
         Acquisition Event does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise shall be null and void. If an Acquisition Event occurs, to the extent the Committee does not terminate the outstanding Options and Stock
         Appreciation Rights pursuant to this Section 4.2(d), then the provisions of Section 4.2(b) shall apply. This provision shall not apply to any Options granted to Non-Employee Directors.

         4.3.    Purchase Price. Notwithstanding any provision of this Plan to the contrary, if authorized but previously unissued shares of Common Stock are issued under this Plan, such shares shall not be issued for a consideration which is less than as permitted under applicable law.

                                   ARTICLE V.

                                   ELIGIBILITY

         5.1.    All employees, prospective employees and Consultants of the
Company and its Affiliates are eligible to be granted Non-Qualified Stock
Options, Stock Appreciation Rights and Restricted Stock under this Plan.
Eligibility shall be determined by the Committee in its sole discretion.

                                       12

         5.2.    All employees of the Company and its Affiliates described in
Section 2.2(i) or (ii) are eligible to be granted Incentive Stock Options under this Plan. Eligibility shall be determined by the Committee in its sole discretion. The vesting and exercise of Awards granted to prospective employees and Consultants are conditioned upon such individual actually becoming an employee or Consultant.

         5.3.    Non-Employee Directors of the Company are eligible to receive automatic awards of Non-Qualified Stock Options in accordance with Article IX of this Plan, automatic awards of Restricted Stock in accordance with Article XVIII of this Plan, and discretionary awards of Non-Qualified Stock Options under
Article VI of this Plan. Eligibility for discretionary awards of Non-Qualified
Stock Options shall be determined by the Board in its sole discretion. The vesting and exercise of Awards granted to prospective employees and Consultants are conditioned upon such individual actually becoming an employee or
Consultant.

                                   ARTICLE VI.

                                  STOCK OPTIONS

         6.1.    Options. Each Stock Option granted hereunder shall be one of two types: (i) an Incentive Stock Option intended to satisfy the requirements of
Section 422 of the Code, or (ii) a Non-Qualified Stock Option.

         6.2.    Grants. The Committee shall have the authority to grant to any
Eligible Employee one or more Incentive Stock Options, Non-Qualified Stock
Options, or both types of Stock Options (in each case with or without Stock
Appreciation Rights). To the extent that any Stock Option does not qualify as an
Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not so qualify, shall constitute a separate Non-Qualified Stock Option. The
Committee shall have the authority to grant to any Consultant one or more
Non-Qualified Stock Options (with or without Stock Appreciation Rights). The
Board shall have the authority to grant to any Non-Qualified Director a
Non-Qualified Stock Option. Notwithstanding any other provision of this Plan to the contrary or any provision in an agreement evidencing the grant of an Option to the contrary, any Option granted to an Employee of an Affiliate (other than one described in Section 2.2(i) or (ii)), a Non-Employee Director or a
Consultant shall be a Non-Qualified Stock Option.

         6.3.    Terms of Options. Options granted under this Plan shall be subject to the following terms and conditions, and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee or the Board, as applicable, shall deem desirable:

                 (a)    Option Exercise Price. The exercise price per share of
          Common Stock subject to a Stock Option granted under this Article VI shall be determined by the Committee or the Board, as applicable, at the time of grant but shall not be less than 100% of the Fair Market
          Value of a share of Common Stock at the time of grant; provided, however, that if an Incentive Stock Option is granted to a Ten Percent

                                       13

          Stockholder, the exercise price per share shall be no less than 110%
          of the Fair Market Value of the Common Stock.

                 (b)    Option Term. The term of each Stock Option shall be
         fixed by the Committee or the Board, as applicable, but no Stock
         Option shall be exercisable more than 10 years after the date the
         Option is granted, provided, however, the term of an Incentive Stock
         Option granted to a Ten Percent Stockholder may not exceed five years.

                 (c)    Exercisability. Stock Options shall be exercisable at
         such time or times and subject to such terms and conditions as shall be determined by the Committee or the Board, as applicable, at the time of grant. If the Committee or the Board provides, in its discretion, that any Stock Option is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee or the Board, as applicable, may waive such limitations on the exercisability at any time at or after the time of grant in whole or in part (including, without limitation, that the Committee or the
         Board, may waive the installment exercise provisions or accelerate the time at which Options may be exercised), based on such factors, if any, as the Committee or the Board shall determine, in its sole discretion.

                 (d)    Method of Exercise. Subject to whatever installment
         exercise and waiting period provisions apply under Section 6.3(c),
         Stock Options may be exercised in whole or in part at any time during the Option term, by giving written notice of exercise to the Company specifying the number of shares to be purchased. Common Stock purchased pursuant to the exercise of a Stock Option shall be paid for at the time of exercise as follows: (i) in cash or by check, bank draft or money order payable to the order of Company; (ii) solely to the extent permitted by applicable law, if the Common Stock is traded on a national securities exchange, the Nasdaq Stock Market, Inc. or quoted on a national quotation system sponsored by the National Association of
         Securities Dealers, through the delivery of irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the purchase price; or (iii) on such other terms and conditions as may be acceptable to the Committee or the Board, as applicable, (which may include payment in full or part in the form of Common Stock owned by the Participant for a period of at least 6 months (and for which the
         Participant has good title free and clear of any liens and encumbrances) based on the Fair Market Value of the Common Stock on the payment date as determined by the Committee or the Board or the surrender of vested Options owned by the Participant). No shares of
         Common Stock shall be issued until payment therefor, as provided herein, has been made or provided for.

                 (e)    Incentive Stock Option Limitations. To the extent that
         the aggregate Fair Market Value (determined as of the time of grant)
         of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under this Plan and/or any other stock option plan of the Company or any Subsidiary or parent corporation (within the meaning of Section 424(e) of the Code) exceeds $100,000, such Options shall be treated as Options which are not Incentive Stock Options. In addition, if an Eligible Employee does not remain employed by the
         Company, any Subsidiary or parent corporation (within the meaning of
         Section 424(e) of the Code) at all times from the time the Option is granted until 3 months prior

                                       14

         to the date of exercise (or such other period as required by applicable law), such Option shall be treated as an Option which is not an Incentive Stock Option.

                 Should the foregoing provision not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend this Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.

                 (f)    Form, Modification, Extension and Renewal of Options.
         Subject to the terms and conditions and within the limitations of this
         Plan, an Option shall be evidenced by such form of agreement or grant as is approved by the Committee or the Board, as applicable, and the
         Committee or the Board may modify, extend or renew outstanding Options granted under this Plan (provided that the rights of a Participant are not reduced without his consent), or accept the surrender of outstanding Options (up to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised). Notwithstanding the foregoing, an outstanding Option may not be modified to reduce the exercise price thereof nor may a new Option at a lower price be substituted for a surrendered Option (other than adjustments or substitutions in accordance with Section 4.2), unless such action is approved by the stockholders of the Company.

                 (g)    Other Terms and Conditions. Options may contain such
         other provisions, which shall not be inconsistent with any of the foregoing terms of this Plan, as the Committee or the Board, as applicable, shall deem appropriate including, without limitation, permitting "reloads" such that the same number of Options are granted as the number of Options exercised, shares used to pay for the exercise price of Options or shares used to pay withholding taxes
         ("Reloads"). With respect to Reloads, the exercise price of the new
         Stock Option shall be the Fair Market Value on the date of the
         "reload" and the term of the Stock Option shall be the same as the remaining term of the Options that are exercised, if applicable, or such other exercise price and term as determined by the Committee or the Board, as applicable.

                                  ARTICLE VII.

                            STOCK APPRECIATION RIGHTS

         7.1.    Tandem Stock Appreciation Rights. A Tandem Stock Appreciation
Right may be granted in conjunction with all or part of any Stock Option (a
"Reference Stock Option") granted under Article VI of this Plan. In the case of a Tandem Stock Appreciation Right which is granted in conjunction with a
Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Reference Stock Option. In the case of a Tandem Stock
Appreciation Right which is granted in conjunction with an Incentive Stock
Option, such rights may be granted only at the time of the grant of such
Reference Stock Option. Consultants shall not be eligible for a grant of Tandem
Stock Appreciation Rights granted in conjunction with all or part of an
Incentive Stock Option.

                                       15

         7.2.    Terms and Conditions of Tandem Stock Appreciation Rights.
Tandem Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee, including Article X and the following:

                 (a)    Term. A Tandem Stock Appreciation Right or applicable
         portion thereof granted with respect to a Reference Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the Reference Stock Option, except that, unless otherwise determined by the Committee, in its sole discretion, at the time of grant, a
         Tandem Stock Appreciation Right granted with respect to less than the full number of shares covered by the Reference Stock Option shall not be reduced until and then only to the extent the exercise or termination of the Reference Stock Option causes the number of shares covered by the Tandem Stock Appreciation Right to exceed the number of shares remaining available and unexercised under the Reference Stock
         Option.

                 (b)    Exercisability. Tandem Stock Appreciation Rights shall
         be exercisable only at such time or times and to the extent that the
         Reference Stock Options to which they relate shall be exercisable in accordance with the provisions of Article VI and this Article VII.
         Tandem Stock Appreciation Rights shall expire no later than the
         Reference Stock Options to which they relate.

                 (c)    Method of Exercise. A Tandem Stock Appreciation Right
         may be exercised by an optionee by surrendering the applicable portion of the Reference Stock Option. Upon such exercise and surrender, the
         Participant shall be entitled to receive an amount determined in the manner prescribed in this Section 7.2 and the Reference Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Article IV of this Plan on the number of shares of Common Stock to be issued under this Plan. The Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Tandem Stock Appreciation
         Rights have been exercised.

                 (d)    Payment. Upon the exercise of a Tandem Stock
         Appreciation Right a Participant shall be entitled to receive a number of shares of Common Stock equal in value to the excess of the Fair
         Market Value of one share of Common Stock over the exercise price per share specified in the Reference Stock Option (which may not be less than the Fair Market Value of a share of Common Stock on the grant date) multiplied by the number of shares in respect of which the
         Tandem Stock Appreciation Right shall have been exercised.

         7.3.    Non-Tandem Stock Appreciation Rights. Non-Tandem Stock
Appreciation Rights may also be granted without reference to any Stock Options granted under Article VI of this Plan.

         7.4.    Terms and Conditions of Non-Tandem Stock Appreciation Rights.
Non-Tandem Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with

                                       16

the provisions of this Plan, as shall be determined from time to time by the
Committee, including Article X and the following:

                 (a)    Term. The term of each Non-Tandem Stock Appreciation
         Right shall be fixed by the Committee, but shall not be greater than
         10 years after the date the right is granted.

                 (b)    Exercisability. Non-Tandem Stock Appreciation Rights
         shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any such right is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive such limitation on the exercisability at any time at or after grant in whole or in part
         (including, without limitation, that the Committee may waive the installment exercise provisions or accelerate the time at which rights may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.

                 (c)    Method of Exercise. Subject to whatever installment
         exercise and waiting period provisions apply under subsection (b)
         above, Non-Tandem Stock Appreciation Rights may be exercised in whole or in part at any time during its term, by giving written notice of exercise to the Company specifying the number of Non-Tandem Stock
         Appreciation Rights to be exercised.

                 (d)    Payment. Upon the exercise of a Non-Tandem Stock
         Appreciation Right a Participant shall be entitled to receive, for each right exercised, a number of shares of Common Stock equal in value to the excess of the Fair Market Value of one share of Common Stock on the date the right is exercised over the Fair Market Value of one share of
         Common Stock on the date the right was awarded to the Participant.

         7.5.    Limited Stock Appreciation Rights. The Committee may, in its
sole discretion, grant Limited Stock Appreciation Rights. Limited Stock
Appreciation Rights may be exercised only upon the occurrence of a Change in
Control or such other event as the Committee may, in its sole discretion, designate at the time of grant or thereafter. Upon the exercise of Limited Stock
Appreciation Rights, except as otherwise provided in an Award agreement, the
Participant shall receive a number of shares of Common Stock equal to the amount: (i) set forth in Section 7.2(d) with respect to Tandem Stock
Appreciation Rights, or (ii) set forth in Section 7.4(d) with respect to
Non-Tandem Stock Appreciation Rights.

                                 ARTICLE VIII.

                                RESTRICTED STOCK

         8.1.    Awards of Restricted Stock. Restricted Stock may be issued to all eligible Participants pursuant to Section 5.1 of the Plan either alone or in addition to other Awards granted under the Plan. The Committee shall determine the eligible Participants to whom, and the time or times at which, grants of
Restricted Stock will be made, the number of shares to be awarded, the purchase price (if any) to be paid by the Participant (subject to Section 8.3), the

                                       17

time or times at which such Awards may be subject to forfeiture (if any), the vesting schedule (if any) and rights to acceleration thereof, and all other terms and conditions of the Awards. The Committee may condition the grant or vesting of Restricted Stock upon the attainment of specified performance targets
(including, the Performance Goals specified in Exhibit A hereto) or such other factors as the Committee may determine, in its sole discretion, including to comply with the requirements of Section 162(m) of the Code. Unless otherwise determined by the Committee, the Participant shall not be permitted to transfer shares of Restricted Stock awarded under this Plan during a period set by the
Committee (if any) (the "Restriction Period") commencing with the date of such
Award, as set forth in the applicable Award agreement.

         8.2.    Objective Performance Goals, Formulae or Standards.
Notwithstanding the foregoing, if the award of Restricted Stock is intended to comply with the "performance based" compensation exception under Section 162(m)
of the Code and if the grant of such Award or the lapse of restrictions is based on the attainment of Performance Goals, the Committee shall establish the objective Performance Goals and the applicable number of shares of Restricted
Stock to be granted or the applicable vesting percentage of the Restricted Stock applicable to each Participant or class of Participants in writing prior to the beginning of the applicable fiscal year or at such later date as otherwise determined by the Committee and while the outcome of the Performance Goals are substantially uncertain in accordance with Section 162(m) of the Code. Such
Performance Goals may incorporate provisions for disregarding (or adjusting for)
changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. The Performance Goals are set forth in Exhibit A hereto.

         8.3.    Awards and Certificates. A Participant selected to receive
Restricted Stock shall not have any rights with respect to such Award, unless and until such Participant has delivered a fully executed copy of the Award agreement evidencing the Award to the Company and has otherwise complied with the applicable terms and conditions of such Award. Further, such Award shall be subject to the following conditions:

                 (a)    Purchase Price. The purchase price of Restricted Stock
         shall be determined by the Committee, but shall not be less than as permitted under applicable law.

                 (b)    Acceptance. Awards of Restricted Stock must be accepted
         within a period of sixty (60) days (or such shorter period as the
         Committee may specify at grant) after the grant date, by executing an
         Award agreement and by paying whatever price (if any) the Committee has designated thereunder.

                 (c)    Legend. Each Participant receiving Restricted Stock
         shall be issued a stock certificate in respect of such shares of
         Restricted Stock, unless the Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of
         Restricted Stock. Such certificate shall be registered in the name of such Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

                                       18

         "The anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge of the shares of stock represented hereby are subject to the terms and conditions (including forfeiture)
         of the AXS-One Inc. (the "Company") 2005 Stock Incentive Plan, and an
         Award agreement entered into between the registered owner and the
         Company dated ____________. Copies of such Plan and Award agreement are on file at the principal office of the Company."

                 (d)    Custody. The Committee may require that any stock
         certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock Award, the Participant shall have delivered a duly signed stock power, endorsed in blank, relating to the
         Common Stock covered by such Award.

                 (e)    Rights as Stockholder. Except as provided in this
         subsection and subsection (d) above and as otherwise determined by the
         Committee, the Participant shall have, with respect to the shares of
         Restricted Stock, all of the rights of a holder of shares of Common
         Stock of the Company including, without limitation, the right to receive any dividends, the right to vote such shares and, subject to and conditioned upon the full vesting of shares of Restricted Stock, the right to tender such shares. Notwithstanding the foregoing, the payment of dividends shall be deferred until, and conditioned upon, the expiration of the applicable Restriction Period, unless the Committee, in its sole discretion, specifies otherwise at the time of the Award.

                 (f)    Lapse of Restrictions. If and when the Restriction
         Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, the certificates for such shares shall be delivered to the Participant. All legends shall be removed from said certificates at the time of delivery to the Participant except as otherwise required by applicable law. Notwithstanding the foregoing, actual certificates shall not be issued to the extent that book entry recordkeeping is used.

                 (g)    Termination. Unless otherwise determined by the
         Committee at grant or thereafter, upon a Termination of Employment or
         Termination of Consultancy for any reason during the relevant
         Restriction Period, all Restricted Stock still subject to restriction shall be forfeited.

                                  ARTICLE IX.

                       NON-EMPLOYEE DIRECTOR STOCK OPTIONS

         9.1.    Options. The terms of this Article IX shall apply only to
Options granted to Non-Employee Directors.

         9.2.    Grants. Without further action by the Board or the stockholders of the Company, each Non-Employee Director shall, subject to the terms of this
Plan, be granted:

                 (a)    Options to purchase 40,000 shares (or such other
         quantity of shares as the Board shall, from time to time during the term of the Plan, determine) of Common Stock

                                       19

         as of the date the Non-Employee Director begins service as a
         Non-Employee Director on the Board on or after the Effective Date of this Plan, and

                 (b)    Options to purchase 10,000 shares (or such other
         quantity of shares as the Board shall, from time to time during the term of the Plan, determine) of Common Stock on the date of each annual stockholders meeting of the Company, beginning with the 2005 annual stockholders meeting, provided such Non-Employee Director has, as of each such annual stockholders meeting, been a Non-Employee
         Director for at least 12 months and has not experienced a Termination of Directorship.

Notwithstanding any other provisions in the Plan to the contrary, the provisions of this Section 9.2 shall not take effect until the provisions set forth in
Section 9.2 of the Company's 1998 Stock Option Plan, as amended, can no longer be implemented in full.

         9.3.    Non-Qualified Stock Options. Stock Options granted under this
Article IX shall be Non-Qualified Stock Options.

         9.4.    Terms of Options. Options granted under this Article IX shall be subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions, not inconsistent with terms of this Plan, as the Board shall deem desirable:

                 (a)    Option Exercise Price. The Option exercise price per
         share of Common Stock subject to an Option granted pursuant to Section
         9.2 shall be equal to 100% of the Fair Market Value of the share of
         Common Stock at the time of grant.

                 (b)    Exercisability. Except as otherwise provided herein, 25%
         of any Option granted under this Article IX shall be exercisable on or after each of the four anniversaries immediately following the date of grant. Notwithstanding the foregoing, all Options shall fully vest and become exercisable upon a Change in Control.

                 (c)    Method of Exercise. A Non-Employee Director electing to
         exercise one or more Options shall give written notice of exercise to the Company specifying the number of shares to be purchased. Common
         Stock purchased pursuant to the exercise of a Stock Option shall be paid for at the time of exercise as follows: (i) in cash or by check, bank draft or money order payable to the order of Company; (ii) solely to the extent permitted by applicable law, if the Common Stock is traded on a national securities exchange, the Nasdaq Stock Market, Inc.
         or quoted on a national quotation system sponsored by the National
         Association of Securities Dealers, through the delivery of irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the purchase price; or (iii) on such other terms and conditions as may be acceptable to the Board (which may include payment in full or part in the form of Common Stock owned by the Participant for a period of at least 6 months (and for which the Participant has good title free and clear of any liens and encumbrances) based on the
         Fair Market Value of the Common Stock on the payment date as determined by the Board or the surrender of vested Options owned by the
         Participant). No shares of Common Stock shall be issued until payment therefore, as provided herein, has been made or provided for.

                                       20

                 (d)    Option Term. Except as otherwise provided herein, if not
         previously exercised each Option shall expire upon the tenth anniversary of the date of the grant thereof.

                 (e)    Termination of Directorship. The following rules apply
         with regard to Options (including Options granted under Articles VI and IX) upon the Termination of Directorship:

                 (f)    Termination of Directorship by reason of Death or
         Disability. Except as otherwise provided herein, upon the Termination of Directorship, on account of death or Disability, all then outstanding Options shall fully vest and become exercisable and shall remain exercisable by the Participant or, in the case of death, by the
         Participant's estate or by the person given authority to exercise such
         Options by his or her will or by operation of law, at any time within a period of one year from the date of such Termination of Directorship, but in no event beyond the expiration of the stated term of such Stock
         Option.

                 (g)    Otherwise Ceasing to be a Director Other than for Cause.
         Except as otherwise provided herein, upon the Termination of
         Directorship, on account of Retirement, resignation, failure to stand for reelection or failure to be reelected or otherwise other than as set forth in (b) below, all outstanding Options then exercisable and not exercised by the Participant prior to such Termination of
         Directorship shall remain exercisable, to the extent exercisable at the
         Termination of Directorship, at any time within a period of one year from the date of such Termination of Directorship, but in no event beyond the expiration of the stated term of such Stock Option.

                 (h)    Cause. Upon removal, failure to stand for reelection or
         failure to be renominated for Cause, or if the Company obtains or discovers information after Termination of Directorship that such
         Participant had engaged in conduct that would have justified a removal for Cause during such directorship, all outstanding Options of such
         Participant shall immediately terminate and shall be null and void.

                 (i)    Cancellation of Options. Except as provided in (a)
         above, no Options that were not exercisable during the period such person serves as a director shall thereafter become exercisable upon a
         Termination of Directorship for any reason or no reason whatsoever, and such Options shall terminate and become null and void upon a
         Termination of Directorship.

         9.5.    Changes.

                 (a)    The Awards to a Non-Employee Director under Articles VI
         and IX shall be subject to Sections 4.2(a), (b) and (c) of this Plan and this Section 9.6, but shall not be subject to Section 4.2(d).

                 (b)    If the Company shall not be the surviving corporation in
         any merger or consolidation, or if the Company is to be dissolved or liquidated, then, unless the surviving corporation assumes the Options or substitutes new Options which are determined by the Board in its sole discretion to be substantially similar in nature and

                                       21

         equivalent in terms and value for Options then outstanding, upon the effective date of such merger, consolidation, liquidation or dissolution, any unexercised Options shall expire without additional compensation to the holder thereof; provided, that, the Board shall deliver notice to each Non-Employee Director at least 30 days prior to the date of consummation of such merger, consolidation, dissolution or liquidation which would result in the expiration of the Options and during the period from the date on which such notice of termination is delivered to the consummation of the merger, consolidation, dissolution or liquidation, such Participant shall have the right to exercise in full effective as of such consummation all Options that are then outstanding (without regard to limitations on exercise otherwise contained in the Options) but contingent on occurrence of the merger, consolidation, dissolution or liquidation, and, provided that, if the contemplated transaction does not take place within a 90 day period after giving such notice for any reason whatsoever, the notice, accelerated vesting and exercise shall be null and void and, if and when appropriate, new notice shall be given as aforesaid.

         9.6.    Sunset Provision. Notwithstanding the foregoing provisions of this Article IX, no further Option grants shall be made pursuant to Section 9.2 of this Plan after May 23, 2006.

                                   ARTICLE X.

                     NON-TRANSFERABILITY AND TERMINATION OF
          EMPLOYMENT/CONSULTANCY PROVISIONS APPLICABLE TO STOCK OPTIONS
                          AND STOCK APPRECIATION RIGHTS

         10.1.   Except as otherwise provided in this Section 10.1, no Stock
Option or Stock Appreciation Right shall be Transferred by the Participant otherwise than by will or by the laws of descent and distribution. All Stock
Options and all Stock Appreciation Rights shall be exercisable, during the
Participant's lifetime, only by the Participant. Tandem Stock Appreciation
Rights may be Transferred, to the extent permitted above, only with, and upon the same terms and conditions as, the underlying Stock Option. No Award shall, except as otherwise specifically provided by law or herein, be Transferred in any manner, and any attempt to Transfer any such Award shall be void, and no such Award shall in any manner be used for the payment of, subject to, or otherwise encumbered by or hypothecated for the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such Award, nor shall it be subject to attachment or legal process for or against such person.
Notwithstanding the foregoing, the Committee may determine at the time of grant or thereafter, that a Non-Qualified Stock Option granted pursuant to Article VI
(other than a Non-Qualified Stock Option granted to a Non-Employee Director)
that is otherwise not transferable pursuant to this Article X is transferable in whole or part and in such circumstances, and under such conditions, as specified by the Committee.

         10.2.   Termination of Employment or Termination of Consultancy. The
following rules apply with regard to Options and SARs upon the Termination of
Employment or Termination of Consultancy of a Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant (or his estate in the event of death) are reduced, thereafter:

                                       22

                 (a)    Termination by Reason of Death. If a Participant's
         Termination of Employment or Termination of Consultancy is by reason of his death, any Stock Option or SAR held by such Participant may be exercised, to the extent exercisable at the Participant's Termination of Employment or Termination of Consultancy, by the Participant's
         estate or by the person given authority to exercise such Options by his or her will or by operation of law, at any time within a period of one year from the date of such death, but in no event beyond the expiration of the stated term of such Stock Option or SAR.

                 (b)    Termination by Reason of Disability or Retirement. If a
         Participant's Termination of Employment or Termination of Consultancy
         is by reason of his Disability or Retirement, any Stock Option or SAR
         held by such Participant may be exercised, to the extent exercisable at the Participant's Termination of Employment or Termination of
         Consultancy, by the Participant, at any time within a period of one year from the date of such Termination of Employment or Termination of
         Consultancy, but in no event beyond the expiration of the stated term of such Stock Option or SAR; provided, however, that, if the
         Participant dies within such exercise period, any unexercised Stock
         Option or SAR held by such Participant shall thereafter be exercisable by the Participant's estate or by the person given authority to exercise such Options by his or her will or by operation of law, to the extent to which it was exercisable at the time of death, for a period of one year (or such other period as the Committee may specify at grant or, if no rights of the Participant's estate are reduced, thereafter)
         from the date of such death, but in no event beyond the expiration of the stated term of such Stock Option or SAR.

                 (c)    Involuntary Termination Without Cause. If a
         Participant's Termination of Employment or Termination of Consultancy
         is by involuntary termination without Cause, any Stock Option or SAR held by such Participant may be exercised, to the extent exercisable at termination, by the Participant at any time within a period of 90 days from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option or SAR.

                 (d)    Voluntary Termination by the Participant. If a
         Participant's Termination of Employment or Termination of Consultancy
         is a voluntary termination by the Participant and occurs prior to, or more than 90 days after, the occurrence of an event which would be grounds for Termination of Employment or Termination of Consultancy for
         Cause (without regard to any notice or cure period requirements), any
         Stock Option or SAR held by such Participant may be exercised, to the extent exercisable at termination, by the Participant at any time within a period of 30 days from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option or
         SAR.

                 (e)    Termination for Cause. If a Participant's Termination of
         Employment or Termination of Consultancy is: (i) for Cause, or (ii) a
         voluntary termination (as provided in subsection (d) above) within 90 days after an event which would be grounds for a Termination of
         Employment or Termination of Consultancy for Cause, any Stock Option or
         SAR held by such Participant shall thereupon terminate and expire as of the date of termination.

                                       23

                 (f)    Termination Repayment. Notwithstanding anything else in
         this Plan to the contrary, in the event (i) a Participant's Termination of Employment or Termination of Consultancy occurs not more than 3 months after the exercise of a Stock Option or SAR or vesting of
         Restricted Stock, or (ii) a Participant engages in a competitive activity as determined by the Committee in its sole discretion after the exercise of a Stock Option or SAR or vesting of Restricted Stock, the Committee may, in its sole discretion, require the Participant to pay the Company an amount in cash, for each share with respect to which the Option or SAR was exercised or to which the Restricted Stock vested, equal to the difference between: (i) the Fair Market Value of the Common Stock on the date of such termination or determination, as applicable, and (ii) the exercise price or purchase price (as applicable) for each such share.

                                  ARTICLE XI.

                          CHANGE IN CONTROL PROVISIONS

         11.1.   Benefits. In the event of a Change in Control of the Company
(as defined below), except as otherwise provided by the Committee upon the grant of an Award to an Eligible Employee or Consultant, the Participant shall be entitled to the following benefits:

                 (a)    Subject to paragraph (b) below with regard to Options
         granted to Eligible Employees and Consultants, all outstanding Awards granted prior to the Change in Control shall be fully vested and immediately exercisable (as applicable) in their entirety. The
         Committee or the Board (as applicable), in its sole discretion, may provide for the purchase of any such Stock Options by the Company for an amount of cash equal to the excess of the Change in Control Price
         (as defined below) of the shares of Common Stock covered by such Stock
         Options, over the aggregate exercise price of such Stock Options. For purposes of this Section 11.1, Change in Control Price shall mean the higher of: (i) the highest price per share of Common Stock paid in any transaction related to the Change in Control of the Company, or (ii)
         the highest Fair Market Value per share of Common Stock at any time during the 60 day period preceding the Change in Control.

                 (b)    Notwithstanding anything to the contrary herein, unless
         the Committee provides otherwise at the time an Option is granted to an Eligible Employee or Consultant hereunder or thereafter, no acceleration of exercisability shall occur with respect to such Option if the Committee reasonably determines in good faith, prior to the occurrence of the Change in Control, that the Options shall be honored or assumed, or new rights substituted therefor (each such honored, assumed or substituted option hereinafter called an "Alternative
         Option"), by a Participant's employer (or the parent or an subsidiary of such employer), or, in the case of a Consultant, by the entity (or its parent or subsidiary) which retains the Consultant, immediately following the Change in Control, provided that any such Alternative
         Option must meet the following criteria:

                        (i)      the Alternative Option must be based on stock
         which is traded on an established securities market, or which will be so traded within 30 days of the Change in Control;

                                       24

                        (ii)     the Alternative Option must provide such
         Participant with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such
         Option, including, but not limited to, an identical or better exercise schedule; and
                        (iii)     the Alternative Option must have economic
         value substantially equivalent to the value of such Option (determined at the time of the Change in Control).

                 For purposes of Incentive Stock Options, any assumed or
         substituted Option shall comply with the requirements of Treasury regulation Section 1.425-1 (and any amendments thereto).

                 (c)    Notwithstanding anything else herein, the Committee may,
         in its sole discretion, provide for accelerated vesting of an Option
         (other than a grant to a Non-Employee Director pursuant to Article IX hereof), Stock Appreciation Right or Restricted Stock, upon a
         Termination of Employment or Termination of Consultancy during the
         Pre-Change in Control Period. Unless otherwise determined by the
         Committee, the Pre-Change in Control Period shall be the 180 day period prior to a Change in Control.

         11.2.  Change in Control. A "Change in Control" shall be deemed to have occurred:

                 (a)    upon any "person" as such term is used in Sections 13(d)
         and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Common Stock of the Company), becoming the owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities (including, without limitation, securities owned at the time of any increase in ownership);

                 (b)    during any period of two consecutive years, individuals
         who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in paragraph (a), (c), or (d) of this section) or a director whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of
         Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board;

                 (c)    upon the merger or consolidation of the Company with any
         other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent

                                       25

         (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction)
         in which no person acquires more than 50% of the combined voting power of the Company's then outstanding securities shall not constitute a
         Change in Control of the Company; or

                 (d)    upon the stockholder's of the Company approval of a plan
         of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the
         Company's assets other than the sale of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, at least 50% or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale.

                                  ARTICLE XII.

                        TERMINATION OR AMENDMENT OF PLAN

         12.1.   Termination or Amendment. Notwithstanding any other provision of this Plan, the Board or the Committee may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of this Plan (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in this Article XII), or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided herein, the rights of a
Participant with respect to Awards granted prior to such amendment, suspension or termination, may not be impaired without the consent of such Participant and, provided further, without the approval of the stockholders of the Company in accordance with the laws of the State of Delaware or applicable rules of any exchange or system on which the Company's securities are listed or traded, to the extent required by the applicable provisions of Rule 16b-3 or Section 162(m)
of the Code, or with respect to Incentive Stock Options, Section 422 of the
Code, no amendment may be made which would: (i) increase the aggregate number of shares of Common Stock that may be issued under this Plan; (ii) increase the maximum individual Participant limitations for a fiscal year under Section
4.1(b); (iii) change the classification of employees and Consultants eligible to receive Awards under this Plan; (iv) decrease the minimum exercise price of any
Stock Option or SAR; or (v) extend the maximum option term under Section 6.3(b).

         The Committee (and in the case of awards of Stock Options to
Non-Employee Directors, the Board) may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Article IV or as otherwise specifically provided herein, no such amendment or other action by the
Committee (or the Board) shall impair the rights of any Participant without the
Participant's consent.

         Notwithstanding anything herein to the contrary, any provision in this
Plan relating to any Award that constitutes a "non-qualified deferred compensation plan" for purposes of Code Section 409A that is inconsistent with
Section 409A of the Code shall be deemed to be amended

                                       26

to comply with Section 409A and to the extent such provision cannot be amended to comply therewith, such provision shall be null and void.

                                  ARTICLE XIII.

                                  UNFUNDED PLAN

         13.1.   Unfunded Status of Plan. This Plan is intended to constitute an
"unfunded" plan for incentive and deferred compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

                                  ARTICLE XIV.

                               GENERAL PROVISIONS

         14.1.   Legend. The Committee or the Board, as applicable, may require each person receiving shares pursuant to an Award under this Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof. In addition to any legend required by this Plan, the certificates for such shares may include any legend which the Committee or the Board, as applicable, deems appropriate to reflect any restrictions on Transfer.

         All certificates for shares of Common Stock delivered under this Plan shall be subject to such stock transfer orders and other restrictions as the
Committee or the Board, as applicable, may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed or any national securities association system upon whose system the Common Stock is then quoted, any applicable Federal or state securities law, and any applicable corporate law, and the Committee or the Board, as applicable, may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

         14.2.   Other Plans. Nothing contained in this Plan shall prevent the
Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

         14.3.   No Right to Employment/Consultancy/Directorship. Neither this
Plan nor the grant of any Award hereunder shall give any Participant or other employee or Consultant any right with respect to continuance of employment or consultancy by the Company or any Affiliate, nor shall they be a limitation in any way on the right of the Company or any Affiliate by which an employee is employed or consultant retained to terminate his employment or consultancy, as applicable, at any time. Neither this Plan nor the grant of any Option hereunder shall impose any obligations on the Company to retain any Participant as a director nor shall it impose on the part of any Participant any obligation to remain as a director of the Company.

                                       27

         14.4.   Withholding of Taxes. The Company shall have the right to
deduct from any payment to be made to a Participant, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any Federal, state or local taxes required by law to be withheld.

         The Committee shall permit any such withholding obligation with regard to an Eligible Employee or Consultant to be satisfied by reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common
Stock already owned. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

         14.5.   Listing and Other Conditions.

                 (a)    As long as the Common Stock is listed on a national
         securities exchange or system sponsored by a national securities association, the issue of any shares of Common Stock pursuant to an
         Award shall be conditioned upon such shares being listed on such exchange or system. Notwithstanding the foregoing, the grant of an
         Award hereunder is not intended to be conditional and the Company shall have no obligation to issue such shares unless and until such shares are so listed; provided, however, that any delay in the issuance of such shares shall be based solely on a reasonable business decision and the right to exercise any Option with respect to such shares shall be suspended until such listing has been effected.

                 (b)    If at any time counsel to the Company shall be of the
         opinion that any sale or delivery of shares of Common Stock pursuant to an Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act of 1933, as amended, or otherwise with respect to shares of Common Stock or Awards, and the right to exercise any Option shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company.

                 (c)    Upon termination of any period of suspension under this
         Section 14.5, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Option.

         14.6.   Governing Law. This Plan shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).

         14.7.   Construction. Wherever any words are used in this Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be

                                       28

construed as though they were also used in the plural form in all cases where they would so apply. To the extent applicable, this Plan shall be limited, construed and interpreted in a manner so as to comply with Section 162(m) of the
Code and the applicable requirements of Rule 16b-3; however, noncompliance with
Section 162(m) of the Code and Rule 16b-3 shall have no impact on the effectiveness of an Award under this Plan.

         14.8.   Other Benefits. No Award payment under this Plan shall be
deemed compensation for purposes of computing benefits under any retirement plan of the Company or its subsidiaries or affiliates nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

         14.9.   Costs. The Company shall bear all expenses included in
administering this Plan, including expenses of issuing Common Stock pursuant to any Awards hereunder.

         14.10.  No Right to Same Benefits. The provisions of Awards need not be the same with respect to each Participant, and such Awards to individual
Participants need not be the same in subsequent years.

         14.11.  Death/Disability. The Committee or the Board, as applicable, may in its discretion require the transferee of a Participant's Award to supply the Company with written notice of the Participant's death or Disability and to supply the Company with a copy of the will (in the case of the Participant's death) or such other evidence as the Committee or the Board, as applicable, deems necessary to establish the validity of the Transfer of an Award. The
Committee or the Board, as applicable, may also require that the transferee agree in writing to be bound by all of the terms and conditions of this Plan.

         14.12.  Severability of Provisions. If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and this Plan shall be construed and enforced as if such provisions had not been included.

         14.13.  Headings and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of this Plan, and shall not be employed in the construction of this Plan.

                                  ARTICLE XV.

                             EFFECTIVE DATE OF PLAN

         This Plan was originally adopted by the Board on April 13, 2005 (the
"Effective Date"), subject to and conditioned upon the approval of this Plan by the stockholders of the Company in accordance with the requirements of the laws of the State of Delaware and any applicable exchange requirements.

                                       29

                                  ARTICLE XVI.

                                  TERM OF PLAN

         No Award shall be granted pursuant to this Plan on or after the tenth anniversary of the Effective Date, but Awards granted prior to such tenth anniversary may extend beyond that date.

                                 ARTICLE XVII.

                                  NAME OF PLAN

         This Plan shall be known as the AXS-One Inc. 2005 Stock Incentive Plan.

                                 ARTICLE XVIII.

                  NON-EMPLOYEE DIRECTOR RESTRICTED STOCK GRANTS

         18.1.   Restricted Stock. The terms of this Article XVIII shall apply, from and after May 24, 2006, only to Restricted Stock granted to Non-Employee
Directors.

         18.2.   Grants. Without further action by the Board or the stockholders of the Company, each Non-Employee Director shall, subject to the terms of this
Plan, be granted:

                 (a)    40,000 shares (or such other quantity of shares as the
         Board shall, from time to time during the term of the Plan, determine)
         of Restricted Stock as of the date the Non-Employee Director begins service as a Non-Employee Director on the Board on or after May 24,
         2006, and

                 (b)    10,000 shares (or such other quantity of shares as the
         Board shall, from time to time during the term of the Plan, determine)
         of Restricted Stock on the date of each annual stockholders meeting of the Company, beginning with the 2006 annual stockholders meeting, provided such Non-Employee Director has, as of each such annual stockholders meeting, been a Non-Employee Director for at least 12 months and has not experienced a Termination of Directorship.

         18.3.   Terms of Restricted Stock. Restricted Stock granted under this
Article XVIII shall be subject to Article VIII and the following terms and conditions and shall be in such form and contain such additional terms and conditions, not inconsistent with terms of this Plan, as the Board shall deem desirable:

                 (a)    Lapse of Restrictions. Except as otherwise provided
         herein, the Restriction Period with respect to each grant of
         Restricted Stock pursuant to this Article XVIII lapse in successive equal annual installments on the first four anniversaries of the date of grant. Notwithstanding the foregoing, the Restriction Period shall lapse in full upon a Change in Control.

                                       30

                 (b)    Termination of Directorship. The following rules apply
         with regard to Restricted Stock granted under this Article XVIII upon the Termination of Directorship:

                        (i)    Termination of Directorship by reason of Death or
         Disability. Except as otherwise provided herein, upon the Termination of Directorship, on account of death or Disability, then the
         Restriction Period shall lapse in full with respect to all Restricted
         Stock granted to such Non-Employee Director.

                        (ii)   Otherwise Ceasing to be a Director Other than for
         Cause. Except as otherwise provided herein, upon the Termination of
         Directorship, on account of Retirement, resignation, failure to stand for reelection or failure to be reelected or otherwise other than as set forth in (iii) below, all outstanding Restricted Stock still subject to restriction shall thereupon be forfeited.

                        (iii)  Cause. Upon removal, failure to stand for
         reelection or failure to be renominated for Cause, or if the Company obtains or discovers information after Termination of Directorship that such Participant had engaged in conduct that would have justified a removal for Cause during such directorship, all outstanding
         Restricted Stock still subject to restriction shall thereupon be forfeited.

                                       31

                                    EXHIBIT A

                                PERFORMANCE GOALS

Performance Goals established for purposes of the grant and/or vesting of
Restricted Stock intended to be "performance-based" under Section 162(m) of the
Code shall be based on one or more of the following ("Performance Goals"): (i)
the attainment of certain target levels of, or a specified increase in, enterprise value or value creation targets of the Company (or any subsidiary, division, other operational unit of the Company or administrative department);
(ii) the attainment of certain target levels of, or a percentage increase in after-tax or pre-tax profits of the Company, including without limitation that attributable to continuing and/or other operations of the Company (or in either case a subsidiary, division, other operational unit or administrative department of the Company); (iii) the attainment of certain target levels of, or a specified increase in, operational cash flow of the Company (or a subsidiary, division, other operational unit or administrative department of the Company);
(iv) the attainment of a certain level of reduction of, or other specified objectives with regard to limiting the level of increase in all or a portion of, the Company's bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of cash balances and/or other offsets and adjustments as may be established by the Committee; (v) the attainment of a specified percentage increase in earnings per share or earnings per share from continuing operations of the
Company (or a subsidiary, division, other operational unit or administrative department of the Company); (vi) the attainment of certain target levels of, or a specified percentage increase in, net sales, revenues, net income or earnings before income tax or other exclusions of the Company (or a subsidiary, division, other operational unit or administrative department of the Company); (vii) the attainment of certain target levels of, or a specified increase in, return on capital employed (including, without limitation, return on invested capital or return on committed capital of the Company (or any subsidiary, division, other operational unit or administrative department of the Company); (viii) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax return on stockholder equity of the Company (or any subsidiary, division, other operational unit or administrative department of the Company);
(ix) the attainment of certain target levels of, or a percentage increase in, market share; (x) the attainment of certain target levels in the fair market value of the shares of the Company's Common Stock; (xi) the growth in the value of an investment in the Company's Common Stock assuming the reinvestment of dividends; (xii) the attainment of a certain level of, reduction of, or other specified objectives with regard to limiting the level of or increase in, all or a portion of controllable expenses or costs or other expenses or costs of the
Company, subsidiary, parent, division, operational unit or administrative department; or (xiii) the attainment of certain target levels of, or a specified increase in, economic value added targets based on a cash flow return on investment formula.

In addition, such Performance Goals may be based upon the attainment of specified levels of Company (or subsidiary, division, other operational unit or administrative department of the Company) performance under one or more of the measures described above relative to the performance of other corporations. To the extent permitted under Section 162(m) of the Code, but only to the extent permitted under Section 162(m) of the Code (including, without limitation,

                                       i

compliance with any requirements for stockholder approval), the Committee may:
(i) designate additional business criteria on which the Performance Goals may be based or (ii) adjust, modify or amend the aforementioned business criteria.

                                       ii

                                                                    ATTACHMENT B
                                                                    ------------

                                  AXS-ONE INC.

             PROXY FOR ANNUAL MEETING OF STOCKHOLDERS - MAY 24, 2006

       (THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY)

The undersigned stockholder of AXS-One Inc. hereby appoints William P. Lyons,
Chairman and Chief Executive Officer and Joseph P. Dwyer, Executive Vice
President, Chief Financial Officer and Treasurer and each of them, with full power of substitution, proxies to vote the shares of stock which the undersigned could vote if personally present at the Annual Meeting of Stockholders of
AXS-One Inc. to be held at the Renaissance Meadows Hotel, 801 Rutherford Avenue,
Rutherford, NJ 07070, telephone number (201) 231-3100 on May 24, 2006, at 9:00
a.m. or any adjournment thereof.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

                        ANNUAL MEETING OF STOCKHOLDERS OF

                                  AXS-ONE INC.

                                  MAY 24, 2006

                           Please date, sign and mail
                             your proxy card in the
                            envelope provided as soon
                                  as possible.

                              |                                                                         |
                              V  Please detach along perforated line and mail in the envelope provided. V

----------------------------------------------------------------------------------------------------------------------------------
   PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE |X|
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1.          ELECTION OF DIRECTORS (for terms as described in the Proxy                                         For  Against  Abstain
Statement)                                                               2. Approval of amendment of the 2005  [ ]    [ ]      [ ]
                                                                            Stock Incentive Plan, as described
[ ] FOR ALL NOMINEES           Nominees:                                    in the Proxy Statement.
                            O William P. Lyons
                            O Anthony H. Bloom                           3. Ratification of Appointment of     [ ]    [ ]      [ ]
[ ] WITHHOLD AUTHORITY FOR  O Daniel H. Burch                               Amper, Politziner & Mattia P.C.as
    ALL NOMINEES            O Harold D. Copperman                           the Company's Independent  Public
                            O Robert Migliorino                             Accountants for 2006.
[ ] FOR ALL EXCEPT          O Elias Typaldos
    (See instructions below)O Gennaro Vendome                            4. IN THEIR  DISCRETION  UPON SUCH OTHER MATTERS AS MAY
                            O Allan Weingarten                              PROPERLY COME BEFORE THE MEETING.

                                                                            UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE
                                                                            VOTED FOR THE ELECTION OF THE PERSONS NOMINATED BY
                                                                            THE BOARD OF DIRECTORS AS DIRECTORS, FOR AMENDMENT
                                                                            OF THE 2005 STOCK INCENTIVE PLAN AND FOR THE
                                                                            RATIFICATION OF APPOINTMENT OF AMPER, POLITZINER &
                                                                            MATTIA P.C. AS THE COMPANY'S INDEPENDENT PUBLIC
                                                                            ACCOUNTS FOR 2006.
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here:

                                                                          ----------------------------------------------------------

------------------------------------------------------------------------

------------------------------------------------------------------------
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be
submitted via this method.                                           [ ]
------------------------------------------------------------------------

Signature of Stockholder_________________________________ Date: _______ Signature of Stockholder__________________ Date:__________

   NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign.
         When signing as an executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.